Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	SONIC AUTOMOTIVE INC
Entity Central Index Key	0001043509
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 1,913	$ 21,842
Receivables, net	303,279	239,634
Inventories	863,133	903,221
Assets held for sale	0	2,020
Other current assets	12,404	23,633
Total current assets	1,180,729	1,190,350
Property and Equipment, net	552,037	436,260
Goodwill	468,465	468,516
Other Intangible Assets, net	76,276	79,149
Other Assets	62,122	76,489
Total Assets	2,339,629	2,250,764
Current Liabilities:
Notes payable - floor plan - trade	469,027	478,834
Notes payable - floor plan - non-trade	399,314	383,151
Trade accounts payable	86,902	59,719
Accrued interest	12,117	14,070
Other accrued liabilities	177,707	160,763
Current maturities of long-term debt	11,608	9,050
Total current liabilities	1,156,675	1,105,587
Long-Term Debt	536,011	546,401
Other Long-Term Liabilities	124,201	134,081
Commitments and Contingencies
Stockholders' Equity:
Class A convertible preferred stock, 0 issued
Paid-in capital	667,839	666,961
Retained earnings	124,383	53,427
Accumulated other comprehensive income (loss)	(21,490)	(18,683)
Treasury stock, at cost (15,777,747 Class A shares held at December 31, 2011 and 14,980,640 Class A shares held at December 31, 2010)	(248,675)	(237,688)
Total stockholders' equity	522,742	464,695
Total Liabilities and Stockholders' Equity	2,339,629	2,250,764
Class A Common Stock
Stockholders' Equity:
Common stock, value	564	557
Total stockholders' equity	564	557
Class B Common Stock
Stockholders' Equity:
Common stock, value	121	121
Total stockholders' equity	$ 121	$ 121

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Convertible preferred stock
Treasury stock, shares	15,777,747	14,980,640
Class A Common Stock
Common stock, par value	0.01	0.01
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	56,377,778	55,738,639
Common stock, shares outstanding	40,600,031	40,757,999
Class B Common Stock
Common stock, par value	0.01	0.01
Common stock, shares authorized	30,000,000	30,000,000
Common stock, shares issued	12,029,375	12,029,375
Common stock, shares outstanding	12,029,375	12,029,375

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
New vehicles	$ 4,220,746	$ 3,613,808	$ 3,199,748
Used vehicles	2,007,120	1,752,318	1,427,147
Wholesale vehicles	171,517	146,581	143,198
Total vehicles	6,399,383	5,512,707	4,770,093
Parts, service and collision repair	1,163,896	1,107,900	1,050,034
Finance, insurance and other	216,771	179,666	153,482
Total revenues	7,780,050	6,800,273	5,973,609
Cost of Sales:
New vehicles	(3,954,228)	(3,379,121)	(2,982,918)
Used vehicles	(1,862,117)	(1,614,505)	(1,304,892)
Wholesale vehicles	(177,180)	(151,544)	(148,579)
Total vehicles	(5,993,525)	(5,145,170)	(4,436,389)
Parts, service and collision repair	(592,649)	(555,830)	(520,885)
Total cost of sales	(6,586,174)	(5,701,000)	(4,957,274)
Gross profit	1,193,876	1,099,273	1,016,335
Selling, general and administrative expenses	(938,997)	(882,827)	(814,932)
Impairment charges	(1,151)	(249)	(23,007)
Depreciation and amortization	(40,387)	(34,641)	(34,324)
Operating income (loss)	213,341	181,556	144,072
Other income (expense):
Interest expense, floor plan	(19,360)	(21,244)	(19,525)
Interest expense, other, net	(60,381)	(62,947)	(77,766)
Interest expense, non-cash, convertible debt	(6,724)	(6,914)	(679)
Interest expense / amortization, non-cash, cash flow swaps	(760)	(4,883)	(11,769)
Other income (expense), net	(1,015)	(7,526)	(6,678)
Total other income (expense)	(88,240)	(103,514)	(116,417)
Income (loss) from continuing operations before taxes	125,101	78,042	27,655
Provision for income taxes - benefit (expense)	(48,083)	17,690	29,364
Income (loss) from continuing operations	77,018	95,732	57,019
Discontinued operations:
Income (loss) from operations and the sale of dealerships	(1,940)	(7,859)	(50,007)
Income tax benefit (expense)	1,176	2,056	24,536
Income (loss) from discontinued operations	(764)	(5,803)	(25,471)
Net income (loss)	$ 76,254	$ 89,929	$ 31,548
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$ 1.45	$ 1.82	$ 1.29
Earnings (loss) per share from discontinued operations	$ (0.01)	$ (0.12)	$ (0.58)
Earnings (loss) per common share	$ 1.44	$ 1.7	$ 0.71
Weighted average common shares outstanding	52,358	52,214	43,836
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$ 1.3	$ 1.58	$ 1.07
Earnings (loss) per share from discontinued operations	$ (0.01)	$ (0.09)	$ (0.45)
Earnings (loss) per common share	$ 1.29	$ 1.49	$ 0.62
Weighted average common shares outstanding	65,464	65,794	55,832
Dividends declared per common share	$ 0.1	$ 0.025

Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Comprehensive Income [Abstract]
Net income (loss)	$ 76,254	$ 89,929	$ 31,548
Other comprehensive income (loss) before taxes:
Change in fair value of interest rate swap agreements	(4,019)	5,914	18,539
Discontinuance of interest rate swap agreements			4,502
Change in pension actuarial income (loss)	(508)
Total other comprehensive income (loss) before taxes	(4,527)	5,914	23,041
Provision for income tax benefit (expense) related to components of other comprehensive income (loss)	1,720	(2,247)	(8,756)
Other comprehensive income (loss)	(2,807)	3,667	14,285
Comprehensive income (loss)	$ 73,447	$ 93,596	$ 45,833

Consolidated Statements of Stockholders' Equity (USD $) In Thousands		Total	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Paid-In Capital	Retained Earnings / (Accumulated Deficit)	Class A Common Stock	Class B Common Stock
Beginning balance at Dec. 31, 2008		$ 197,523	$ (236,514)	$ (36,635)	$ 537,022	$ (66,900)	$ 429	$ 121
Beginning balance, shares at Dec. 31, 2008							42,923	12,029
Shares awarded under stock compensation plans, shares							104
Purchases of treasury stock		(61)	(61)
Income tax benefit associated with convertible note hedge		4,293			4,293
Fair value of interest rate swap agreements, net of tax expense of $7,045, $2,247 and $1,527 in 2009, 2010 and 2011, respectively		11,494		11,494
Discontinuance of cash flow swaps, net of tax expense of $1,711		2,791		2,791
Issuance of Common Stock, shares							11,699
Issuance of Common Stock		105,212			105,095		117
Derecognition of equity component of 4.25% and 5.0%, Convertible Notes (1 and 2), net of tax benefit of $2,887 and $627 in 2009 and 2011, respectively	[1]	(4,331)			(4,331)
Recognition of equity component of 5.0% Convertible Notes (2), net of tax expense of $12,823	[2]	18,146			18,146
Stock-based compensation expense		603			603
Restricted stock amortization		1,329			1,329
Other, shares							261
Other		205			29	172	4
Net income (loss)		31,548				31,548
Ending balance at Dec. 31, 2009		368,752	(236,575)	(22,350)	662,186	(35,180)	550	121
Ending balance, shares at Dec. 31, 2009							54,987	12,029
Shares awarded under stock compensation plans, shares							396
Shares awarded under stock compensation plans		1,741			1,737		4
Purchases of treasury stock		(1,113)	(1,113)
Income tax (expense) benefit associated with stock compensation plans		(12)			(12)
Income tax benefit associated with convertible note hedge		239			239
Fair value of interest rate swap agreements, net of tax expense of $7,045, $2,247 and $1,527 in 2009, 2010 and 2011, respectively		3,667		3,667
Stock-based compensation expense		513			513
Restricted stock amortization		2,301			2,301
Other, shares							356
Other					(3)		3
Net income (loss)		89,929				89,929
Dividends ($0.025 and 0.10 per share in 2010 and 2011, respectively)		(1,322)				(1,322)
Ending balance at Dec. 31, 2010		464,695	(237,688)	(18,683)	666,961	53,427	557	121
Ending balance, shares at Dec. 31, 2010							55,739	12,029
Shares awarded under stock compensation plans, shares							350
Shares awarded under stock compensation plans		645			641		4
Purchases of treasury stock		(10,987)	(10,987)
Income tax (expense) benefit associated with stock compensation plans		1,772			1,772
Fair value of interest rate swap agreements, net of tax expense of $7,045, $2,247 and $1,527 in 2009, 2010 and 2011, respectively		(2,492)		(2,492)
Derecognition of equity component of 4.25% and 5.0%, Convertible Notes (1 and 2), net of tax benefit of $2,887 and $627 in 2009 and 2011, respectively	[2]	(5,230)			(5,230)
Change in pension actuarial loss, net of tax benefit of $193		(315)		(315)
Stock-based compensation expense		438			438
Restricted stock amortization		3,260			3,260
Other, shares							289
Other					(3)		3
Net income (loss)		76,254				76,254
Dividends ($0.025 and 0.10 per share in 2010 and 2011, respectively)		(5,298)				(5,298)
Ending balance at Dec. 31, 2011		$ 522,742	$ (248,675)	$ (21,490)	$ 667,839	$ 124,383	$ 564	$ 121
Ending balance, shares at Dec. 31, 2011							56,378	12,029

[1]	4.25% Convertible Senior Subordinated Notes due 2010 (the "4.25% Convertible Notes"). See Note 6, "Long-Term Debt," for further discussion.
[2]	5.0% Convertible Senior Notes due 2029 which are redeemable by us and which may be put to us by the holders after October 1, 2014 under certain circumstances (the "5.0% Convertible Notes"). See Note 6, "Long-Term Debt," for further discussion.

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Tax benefit/expense associated with change in fair value of interest rate swap agreements	$ 1,527	$ 2,247	$ 7,045
Tax expense associated with discontinuance of cash flow swaps			1,711
Tax benefit related to the derecognition of equity component of 4.25% and 5.0% convertible notes in 2009 and 2011, respectively	627		2,887
Tax expense related to recognition of equity component of 5% convertible notes			12,823
Dividends per share	$ 0.1	$ 0.025
Tax benefit associated with change in pension actuarial loss	193
Paid-In Capital
Tax benefit related to the derecognition of equity component of 4.25% and 5.0% convertible notes in 2009 and 2011, respectively	627		2,887
Tax expense related to recognition of equity component of 5% convertible notes			12,823
Retained Earnings / (Accumulated Deficit)
Dividends per share	$ 0.1	$ 0.025
Accumulated Other Comprehensive Income (Loss)
Tax benefit/expense associated with change in fair value of interest rate swap agreements	1,527	2,247	7,045
Tax expense associated with discontinuance of cash flow swaps			1,711
Tax benefit associated with change in pension actuarial loss	$ 193

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ 76,254	$ 89,929	$ 31,548
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of property, plant and equipment	40,607	35,292	36,091
Provision for bad debt expense	863	1,449	1,491
Other amortization	2,878	1,656	1,656
Debt issuance cost amortization	3,725	3,685	13,435
Debt discount amortization, net of premium amortization	5,158	5,195	11,755
Stock - based compensation expense	438	513	603
Amortization of restricted stock, net of forfeitures	3,260	2,301	1,329
Deferred income taxes	28,916	22,057	23,153
Valuation allowance - deferred income taxes		(50,388)	(53,743)
Equity interest in earnings of investees	(603)	(752)	(713)
Asset impairment charges	1,151	249	30,038
Loss (gain) on disposal of dealerships and property and equipment	256	(1,249)	(804)
Loss on exit of leased dealerships	4,384	4,266	33,013
(Gain) loss on retirement of debt	1,107	7,665	6,745
Derivative liability fair value adjustments			(11,300)
Non-cash adjustments - cash flow swaps	760	4,883	11,769
Changes in assets and liabilities that relate to operations:
Receivables	(64,858)	(8,114)	23,424
Inventories	40,201	(121,935)	307,803
Other assets	(5,117)	(21,315)	(1,393)
Notes payable - floor plan - trade	(9,807)	263,963	(58,972)
Trade accounts payable and other liabilities	24,057	15,689	(3,347)
Total adjustments	77,376	165,110	372,033
Net cash provided by (used in) operating activities	153,630	255,039	403,581
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of land, property and equipment	(158,716)	(85,194)	(43,277)
Proceeds from sales of property and equipment	965	1,214	6,018
Proceeds from sale of dealerships	129	24,720	27,276
Distributions from equity investees	600	600	300
Net cash provided by (used in) investing activities	(157,022)	(58,660)	(9,683)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net (repayments) borrowings on notes payable floor plan - non-trade	16,163	(168,688)	(294,823)
Borrowings on revolving credit facilities	248,018	40,000	558,011
Repayments on revolving credit facilities	(248,018)	(40,000)	(628,853)
Proceeds from issuance of long-term debt	66,150	229,775	178,751
Debt issuance costs		(10,962)	(18,387)
Principal payments on long-term debt	(20,418)	(6,362)	(5,458)
Settlement of cash flow swaps			(16,454)
Repurchase of debt securities	(64,576)	(249,190)	(244,258)
Purchases of treasury stock	(10,987)	(1,113)	(61)
Income tax benefit (expense) associated with stock compensation plans	1,772	(12)
Income tax benefit associated with convertible hedge		239	4,293
Issuance of shares under stock compensation plans	645	1,741
Issuance of common stock			101,265
Dividends paid	(5,286)		(4,860)
Net cash provided by (used in) financing activities	(16,537)	(204,572)	(370,834)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,929)	(8,193)	23,064
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	21,842	30,035	6,971
CASH AND CASH EQUIVALENTS, END OF YEAR	1,913	21,842	30,035
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Change in fair value of cash flow hedging instruments (net of tax benefit of $1,527, and tax expense of $2,247 and $7,045 in 2011, 2010 and 2009, respectively)	(2,492)	3,667	11,494
Cash paid (received) during the year for:
Interest, including amount capitalized	87,652	93,598	110,420
Income taxes	$ 20,371	$ (17,098)	$ (23,507)

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Cash Flows [Abstract]
Tax benefit/expense associated with change in fair value of interest rate swap agreements	$ 1,527	$ 2,247	$ 7,045

Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Description of Business and Summary of Significant Accounting Policies [Abstract]
Description of Business and Summary of Significant Accounting Policies

1. Description of Business and Summary of Significant Accounting Policies

Organization and Business - Sonic Automotive, Inc. (“Sonic” or the “Company”) is one of the largest automotive retailers in the United States (as measured by total revenue), operating 118 dealerships and 24 collision repair centers throughout the United States as of March 31, 2012. Sonic sells new and used cars and light trucks, sells replacement parts, provides vehicle maintenance, warranty repair, paint and collision repair services, and arranges related financing and insurance for its automotive customers. As of March 31, 2012, Sonic sold a total of 28 foreign and domestic brands of new vehicles.

Principles of Consolidation - All of Sonic’s dealership and non-dealership subsidiaries are wholly owned and consolidated in the accompanying Consolidated Financial Statements except for one fifty-percent owned dealership that is accounted for under the equity method. All material intercompany balances and transactions have been eliminated in the accompanying Consolidated Financial Statements.

Reclassifications - Individual dealerships sold, terminated or classified as held for sale are reported as discontinued operations. The results of operations of these dealerships for the years ended December 31, 2011, 2010 and 2009 are reported as discontinued operations for all periods presented. Determining whether a dealership will be reported as continuing or discontinued operations involves judgments such as whether a dealership will be sold or terminated, the period required to complete the disposition and the likelihood of changes to a plan for sale. If in future periods Sonic determines that a dealership should be either reclassified from continuing operations to discontinued operations or from discontinued operations to continuing operations, previously reported Consolidated Statements of Income are reclassified in order to reflect the current classification.

Recent Accounting Pronouncements - In September 2011, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update that amends the accounting guidance on goodwill impairment testing. The amendments in this accounting standard update allow an entity to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The amendments in this accounting standard update are effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The early adoption of this accounting standard update did not have an impact on Sonic’s consolidated financial position, results of operations, or cash flows, as it was intended to simplify the assessment for goodwill impairment.

In September 2011, the FASB issued an accounting standard update that requires employers that participate in multiemployer pension plans to provide additional quantitative and qualitative disclosures. The amended disclosures provide users with more detailed information about an employer’s involvement in multiemployer pension plans and are effective for annual periods ending after December 15, 2011. Six of Sonic’s dealerships participate in multiemployer pension plans. The adoption of this accounting standard update did not have an impact on Sonic’s consolidated financial position, results of operations, or cash flows, as it only required certain additional disclosures (see Note 10, “Employee Benefit Plans,” for discussion).

In June 2011, the FASB issued an accounting standard update which requires the presentation of components of other comprehensive income with the components of net income in either (1) a continuous statement of comprehensive income that contains two sections: net income and other comprehensive income; or (2) two separate but consecutive statements. This accounting standard update eliminates the option to present components of other comprehensive income as part of the statement of shareholders’ equity, and is effective for interim and annual periods beginning after December 15, 2011. The early adoption of this accounting standard update did not have an impact on Sonic’s consolidated financial position, results of operations, or cash flows, as it only required a change in the format of Sonic’s current presentation of comprehensive income.

In May 2011, the FASB issued an accounting standard update that amends the accounting standard on fair value measurements. The accounting standard update provides for a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. generally accepted accounting principles and International Financial Reporting Standards. The accounting standard update changes certain fair value measurement principles, clarifies the application of existing fair value measurement, and expands the fair value measurement disclosure requirements, particularly for Level 3 fair value measurements. The amendments in this accounting standard update are to be applied prospectively and are effective for interim and annual periods beginning after December 15, 2011 (early adoption is not permitted for public companies). The adoption of this accounting standard update will not have a material effect on Sonic’s consolidated financial statements or disclosures.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sonic’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates particularly related to allowance for credit loss, realization of inventory, intangible asset and deferred tax asset values, reserves for tax contingencies, legal matters, reserves for future chargebacks, results reported as continuing and discontinued operations, insurance reserves, lease exit accruals and certain accrued expenses.

Cash and Cash Equivalents - Sonic classifies cash and all highly liquid investments with a maturity of three months or less at the date of purchase, including short-term time deposits and government agency and corporate obligations, as cash and cash equivalents.

Revenue Recognition - Sonic records revenue when vehicles are delivered to customers, when vehicle service work is performed and when parts are delivered. Conditions for completing a sale include having an agreement with the customer, including pricing, and the sales price must be reasonably expected to be collected.

Sonic arranges financing for customers through various financial institutions and receives a commission from the financial institution either in a flat fee amount or in an amount equal to the difference between the interest rates charged to customers over the predetermined interest rates set by the financial institution. Sonic also receives commissions from the sale of various insurance contracts to customers. Sonic may be assessed a chargeback fee in the event of early cancellation of a loan or insurance contract by the customer. Finance and insurance commission revenue is recorded net of estimated chargebacks at the time the related contract is placed with the financial institution.

Sonic also receives commissions from the sale of non-recourse third party extended service contracts to customers. Under these contracts, the applicable manufacturer or third party warranty company is directly liable for all warranties provided within the contract. Commission revenue from the sale of these third party extended service contracts is recorded net of estimated chargebacks at the time of sale. As of December 31, 2011 and 2010, the amounts recorded as allowances for commission chargeback reserves were $11.1 million and $11.3 million, respectively, and were classified as other accrued liabilities and other long-term liabilities in the accompanying Consolidated Balance Sheets.

Floor Plan Assistance - Sonic receives floor plan assistance payments from certain manufacturers. This assistance reduces the carrying value of Sonic’s new vehicle inventory and is recognized as a reduction of cost of sales at the time the vehicle is sold. Amounts recognized as a reduction of cost of sales for continuing operations were $26.5 million, $23.4 million and $20.8 million for the years ended December 31, 2011, 2010 and 2009, respectively. Sonic recognized an additional $0.2 million, $0.6 million and $1.8 million in floor plan assistance related to discontinued operations for the years ended December 31, 2011, 2010 and 2009, respectively.

Contracts in Transit - Contracts in transit represent customer finance contracts evidencing loan agreements or lease agreements between Sonic, as creditor, and the customer, as borrower, to acquire or lease a vehicle in situations where a third-party finance source has given Sonic initial, non-binding approval to assume Sonic’s position as creditor. Funding and final approval from the finance source is provided upon the finance source’s review of the loan or lease agreement and related documentation executed by the customer at the dealership. These finance contracts are typically funded within ten days of the initial approval of the finance transaction given by the third-party finance source. The finance source is not contractually obligated to make the loan or lease to the customer until it gives its final approval and funds the transaction, and until such final approval is given, the contracts in transit represent amounts due from the customer to Sonic. Contracts in transit are included in receivables on the accompanying Consolidated Balance Sheets and totaled $148.3 million at December 31, 2011 and $109.0 million at December 31, 2010.

Accounts Receivable - In addition to contracts in transit, Sonic’s accounts receivable consist of amounts due from the manufacturers for repair services performed on vehicles with a remaining factory warranty and amounts due from third parties from the sale of parts. Sonic evaluates receivables for collectability based on the age of the receivable, the credit history of the customer and past collection experience. The allowance for doubtful accounts receivable is not significant.

Inventories - Inventories of new vehicles, recorded net of manufacturer credits, and used vehicles, including demonstrators, are stated at the lower of specific cost or market. Inventories of parts and accessories are accounted for using the “first-in, first-out” (“FIFO”) method of inventory accounting and are stated at the lower of FIFO cost or market. Other inventories are primarily service loaner vehicles and, to a lesser extent, vehicle chassis, other supplies and capitalized customer work-in-progress (open customer vehicle repair orders). Other inventories are stated at the lower of specific cost (depreciated cost for service loaner vehicles) or market.

Sonic assesses the valuation of all its vehicle and parts inventories and maintains a reserve where the cost basis exceeds the fair market value. In making this assessment for new vehicles, used vehicles and parts inventory, Sonic considers recent internal and external market data and the age of the vehicles to estimate the inventory’s fair market value. The risk with vehicle inventory is minimized by the fact that vehicles can be transferred within Sonic’s network of stores. The risk with parts inventories is minimized by the fact that excess or obsolete parts can also be transferred within Sonic’s network of stores or can usually be returned to the manufacturer. Recorded inventory reserves are not significant.

Property and Equipment - Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets. Sonic amortizes leasehold improvements over the shorter of the estimated useful life or the remaining lease life. This lease life includes renewal options if a renewal has been determined to be reasonably assured. The range of estimated useful lives is as follows:

Leasehold and land improvements	10-30 years
Buildings	10-30 years
Parts and service equipment	7-10 years
Office equipment and fixtures	3-10 years
Company vehicles	3-5 years

Sonic reviews the carrying value of property and equipment and other long-term assets (other than goodwill and franchise assets) for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. If such an indication is present, Sonic compares the carrying amount of the asset to the estimated undiscounted cash flows related to those assets. Sonic concludes that an asset is impaired if the sum of such expected future cash flows is less than the carrying amount of the related asset. If Sonic determines an asset is impaired, the impairment loss would be the amount by which the carrying amount of the related asset exceeds its fair value. The fair value of the asset would be determined based on the quoted market prices, if available. If quoted market prices are not available, Sonic determines fair value by using a discounted cash flow model. See Note 4, “Property and Equipment,” for a discussion of impairment charges.

Derivative Instruments and Hedging Activities - Sonic utilizes derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions and the fair value of certain obligations classified as long-term debt on the accompanying Consolidated Balance Sheets. Commonly, the types of risks being hedged are those relating to the variability of cash flows and long-term debt fair values caused by fluctuations in interest rates. Sonic documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge. As of December 31, 2011, Sonic utilizes interest rate swap agreements to effectively convert a portion of its LIBOR-based variable rate debt to a fixed rate. See Note 6, “Long-Term Debt,” for further discussion of derivative instruments and hedging activities.

Goodwill - Goodwill is recognized to the extent that the purchase price of the acquisition exceeds the estimated fair value of the net assets acquired, including other identifiable intangible assets.

In accordance with “Intangibles – Goodwill and Other,” in the Accounting Standards Codification (the “ASC”), goodwill is tested for impairment at least annually, or more frequently when events or circumstances indicate that impairment might have occurred. The ASC also states that if an entity determines, based on an assessment of certain qualitative factors, that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then the first and second steps of the goodwill impairment test are unnecessary. As of December 31, 2011, Sonic concluded based on qualitative factors that it was more likely than not that the fair value of its reporting unit was greater than its carrying value. Accordingly, a step one evaluation was not required in conjunction with Sonic’s annual impairment evaluation in the year ended December 31, 2011.

In evaluating goodwill for impairment, if the fair value of the reporting unit is less than its carrying value, Sonic is then required to proceed to the second step of the impairment test. The second step involves allocating the calculated fair value to all of the assets and liabilities of the reporting unit as if the calculated fair value was the purchase price in a business combination. This allocation would include assigning value to any previously unrecognized identifiable assets (including franchise assets) which means the remaining fair value that would be allocated to goodwill would be significantly reduced. See discussion regarding franchise and dealer agreements acquired prior to July 1, 2001 under the heading “Other Intangible Assets” below. Sonic would then compare the fair value of the goodwill resulting from this allocation process to the carrying value of the goodwill with the difference representing the amount of impairment. The purpose of this second step is only to determine the amount of goodwill that should be recorded on the balance sheet. The recorded amounts of other items on the balance sheet are not adjusted.

Sonic uses a discounted cash flow model to estimate its reporting unit’s fair value in evaluating goodwill for impairment. The significant assumptions include projected earnings, weighted average cost of capital (and estimates in the weighted average cost of capital inputs) and residual growth rates. Sonic also considers a control premium that represents the estimated amount an investor would pay for Sonic’s equity securities to obtain a controlling interest and other factors. See Note 5, “Intangible Assets and Goodwill,” for further discussion.

Other Intangible Assets - The principal identifiable intangible assets other than goodwill acquired in an acquisition are rights under franchise or dealer agreements with manufacturers. Sonic classifies franchise and dealer agreements as indefinite lived intangible assets as it has been Sonic’s experience that renewals have occurred without substantial cost or material modifications to the underlying agreements. As such, Sonic believes that its franchise and dealer agreements will contribute to cash flows for an indefinite period, therefore the carrying amount of franchise rights is not amortized. Franchise and dealer agreements acquired after July 1, 2001 have been included in other intangible assets on the accompanying Consolidated Balance Sheets. Prior to July 1, 2001, franchise and dealer agreements were recorded and amortized as part of goodwill and remain as part of goodwill on the accompanying Consolidated Balance Sheets. Other intangible assets acquired in acquisitions include favorable lease agreements with definite lives which are amortized on a straight-line basis over the remaining lease term. Sonic tests other intangible assets for impairment annually or more frequently if events or circumstances indicate possible impairment. See Note 5, “Intangible Assets and Goodwill,” regarding impairment charges on franchise and dealer agreements.

Insurance Reserves - Sonic has various self-insured and high deductible casualty and other insurance programs which require the Company to make estimates in determining the ultimate liability it may incur for claims arising under these programs. These insurance reserves are estimated by management using actuarial evaluations based on historical claims experience, claims processing procedures, medical cost trends and, in certain cases, a discount factor. As of December 31, 2011 and 2010, Sonic had $22.2 million and $21.0 million, respectively, reserved for such programs.

Lease Exit Accruals - The majority of Sonic’s dealership properties are leased under long-term operating lease arrangements. When situations arise where the leased properties are no longer utilized in operations, Sonic records accruals for the present value of the lease payments, net of estimated sublease rentals, for the remaining life of the operating leases and other accruals necessary to satisfy the lease commitment to the landlord. These situations could include the relocation of an existing facility or the sale of a dealership whereby the buyer will not be subleasing the property for either the remaining term of the lease or for an amount of rent equal to Sonic’s obligation under the lease. See Note 12, “Commitments and Contingencies,” for further discussion.

Income Taxes - Income taxes are provided for the tax effects of transactions reported in the accompanying Consolidated Financial Statements and consist of taxes currently due plus deferred taxes. Deferred taxes are provided at enacted tax rates for the tax effects of carryforward items and temporary differences between the tax basis of assets and liabilities and their reported amounts. As a matter of course, the Company is regularly audited by various taxing authorities and from time to time, these audits result in proposed assessments where the ultimate resolution may result in the Company owing additional taxes. Sonic’s management believes that the Company’s tax positions comply with applicable tax law and that the Company has adequately provided for any reasonably foreseeable outcome related to these matters.

From time to time, Sonic engages in transactions in which the tax consequences may be subject to uncertainty. Significant judgment is required in assessing and estimating the tax consequences of these transactions. Sonic determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, Sonic presumes that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that does not meet the more-likely-than-not recognition threshold is measured to determine the amount of benefit to be recognized in the financial statements. The tax position is measured at the largest amount of benefit that is likely of being realized upon ultimate settlement. Sonic adjusts its estimates periodically because of ongoing examinations by and settlements with the various taxing authorities, as well as changes in tax laws, regulations and precedent. See Note 7, “Income Taxes,” for further discussion of Sonic’s uncertain tax positions.

Concentrations of Credit and Business Risk - Financial instruments that potentially subject Sonic to concentrations of credit risk consist principally of cash on deposit with financial institutions. At times, amounts invested with financial institutions exceed FDIC insurance limits. Concentrations of credit risk with respect to receivables are limited primarily to automobile manufacturers and financial institutions. Credit risk arising from trade receivables from commercial customers is reduced by the large number of customers comprising the trade receivables balances.

The counterparties to Sonic’s swap transactions consist of four large financial institutions. Sonic could be exposed to loss in the event of non-performance by any of these counterparties.

Financial Instruments and Market Risks - As of December 31, 2011 and 2010, the fair values of Sonic’s financial instruments including receivables, notes receivable from finance contracts, notes payable-floor plan, trade accounts payable, borrowings under the revolving credit facilities and certain mortgage notes approximate their carrying values due either to length of maturity or existence of variable interest rates that approximate prevailing market rates. See Note 11, “Fair Value Measurements,” for further discussion of the fair value and carrying value of Sonic’s fixed rate long-term debt.

Sonic has variable rate notes payable - floor plan, revolving credit facilities and other variable rate notes that expose Sonic to risks caused by fluctuations in the underlying interest rates. The total outstanding balance of such facilities before the effects of interest rate swaps was approximately $934.0 million at December 31, 2011 and approximately $907.6 million at December 31, 2010.

Advertising - Sonic expenses advertising costs in the period incurred, net of earned cooperative manufacturer credits that represent reimbursements for specific, identifiable and incremental advertising costs. Advertising expense amounted to approximately $52.5 million, $46.2 million and $44.0 million for the years ended December 31, 2011, 2010 and 2009, respectively, and has been classified as selling, general and administrative expense in the accompanying Consolidated Statements of Income.

Sonic has cooperative advertising reimbursement agreements with certain automobile manufacturers it represents. These cooperative programs require Sonic to provide the manufacturer with support for qualified, actual advertising expenditures in order to receive reimbursement under these cooperative agreements. It is uncertain whether or not Sonic would maintain the same level of advertising expenditures if these manufacturers discontinued their cooperative programs. Cooperative manufacturer credits classified as an offset to advertising expenses were approximately $18.6 million, $13.6 million and $9.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Segment Information - Sonic has determined it has a single segment for purposes of reporting financial condition and results of operations.

Business Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Business Acquisitions and Dispositions [Abstract]
Business Acquisitions and Dispositions

2. Business Acquisitions and Dispositions

Acquisitions

Sonic’s growth strategy is focused on metropolitan markets, predominantly in the Southeast, Southwest, Midwest and California. Where practicable, Sonic also seeks to acquire stable dealerships that Sonic believes have above average sales prospects. Under Sonic’s amended and restated syndicated revolving credit agreement and syndicated floor plan credit facility (the “2011 Credit Facilities”), Sonic is restricted from making dealership acquisitions in any fiscal year if the aggregate cost of all such acquisitions occurring in any fiscal year is in excess of $50.0 million, or if the aggregate cost of such acquisitions is in excess of $175.0 million during the term of the agreement, without the written consent of the Required Lenders (as that term is defined in the 2011 Credit Facilities). With this restriction on Sonic’s ability to make dealership acquisitions, its acquisition growth strategy may be limited. See Note 6, “Long-Term Debt,” for further discussion of the 2011 Credit Facilities.

Dispositions

Sonic did not dispose of any dealerships during the year ended December 31, 2011. During the years ended December 31, 2010 and 2009, Sonic completed 7 and 12 dispositions, respectively. Of the 12 dispositions in the year ended December 31, 2009, 6 were General Motors dealerships that were terminated by the manufacturer as of December 31, 2009. The dispositions during the years ended December 31, 2010 and 2009 generated cash of approximately $24.7 million and $27.3 million, respectively. The operating gains or losses associated with these disposed dealerships are included in the amounts shown in the table below.

In conjunction with dealership dispositions, Sonic has agreed to indemnify the buyers from certain liabilities and costs arising from operations or events that occurred prior to sale but which may or may not be known at the time of sale, including environmental liabilities and liabilities associated from the breach of representations or warranties made under the agreements. See Note 12, “Commitments and Contingencies,” for further discussion.

Results associated with dealerships classified as discontinued operations were as follows:

	Year Ended December 31,
(In thousands)	2011	2010	2009
Income (loss) from operations	$(1,383)	$(6,257)	$(11,889)
Gain (loss) on disposal	(386)	2,629	(293)
Lease exit accrual adjustments	(171)	(4,231)	(30,794)
Property impairment charges	—	—	(4,992)
Goodwill impairment charges	—	—	(2,039)

Pre-tax income (loss)	$(1,940)	$(7,859)	$(50,007)

Total revenues	$91,125	$135,647	$376,121

Sonic allocates corporate-level interest to discontinued operations based on the net assets of the discontinued operations group. Interest allocated to discontinued operations for the years ended December 31, 2011, 2010 and 2009 was $0.3 million, $0.6 million and $2.5 million, respectively.

Inventories and Related Notes Payable - Floor Plan	12 Months Ended
Dec. 31, 2011
Inventories and Related Notes Payable - Floor Plan [Abstract]
Inventories and Related Notes Payable - Floor Plan

3. Inventories and Related Notes Payable - Floor Plan

Inventories consist of the following:

	December 31,
(In thousands)	2011	2010
New vehicles	$569,573	$628,939
Used vehicles	178,568	165,039
Parts and accessories	54,042	50,854
Other	60,950	58,389

Inventories	$863,133	$903,221

Sonic finances all of its new and certain of its used vehicle inventory through standardized floor plan facilities with a syndicate of financial institutions and manufacturer-affiliated finance companies. The new and used floor plan facilities bear interest at variable rates based on prime and LIBOR. The weighted average interest rate for Sonic’s new vehicle floor plan facilities, for continuing operations and discontinued operations, was 2.39% and 2.71% for the years ended December 31, 2011 and 2010, respectively. Sonic’s floor plan interest expense related to the new vehicle floor plan arrangements is partially offset by amounts received from manufacturers in the form of floor plan assistance. Floor plan assistance received is capitalized in inventory and charged against cost of sales when the associated inventory is sold. For the years ended December 31, 2011, 2010 and 2009, for continuing operations and discontinued operations, Sonic recognized a reduction in cost of sales of approximately $26.7 million, $24.0 million and $22.6 million, respectively, related to manufacturer floor plan assistance.

The average interest rate for Sonic’s used vehicle floor plan facilities, for continuing operations and discontinued operations, was 2.71% and 2.88% for the years ended December 31, 2011 and 2010, respectively.

The new and used floor plan facilities are collateralized by vehicle inventories and other assets, excluding franchise and dealer agreements, of the relevant dealership subsidiary. The new and used floor plan facilities contain a number of covenants, including, among others, covenants restricting Sonic with respect to the creation of liens and changes in ownership, officers and key management personnel. Sonic was in compliance with all of these restrictive covenants as of December 31, 2011.

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment [Abstract]
Property and Equipment

4. Property and Equipment

Property and equipment consists of the following:

	December 31,
(In thousands)	2011	2010
Land	$131,865	$76,357
Building and improvements	455,650	353,088
Office equipment and fixtures	92,920	77,654
Parts and service equipment	61,561	56,651
Company vehicles	8,391	8,137
Construction in progress	16,191	48,230

Total, at cost	766,578	620,117
Less accumulated depreciation	(214,541)	(181,837)

Subtotal	552,037	438,280
Less assets held for sale	—	(2,020)

Property and equipment, net	$552,037	$436,260

During the year ended December 31, 2011, Sonic purchased seven dealership properties for approximately $91.4 million, utilizing cash on hand and borrowings under the then existing syndicated revolving credit facility and floor plan facility. These dealership properties were either previously leased through long-term operating leases or will replace dealership properties currently under long-term operating leases.

Interest capitalized in conjunction with construction projects was approximately $2.3 million, $2.3 million and $0.7 million for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, commitments for facility construction projects totaled approximately $18.9 million.

During the years ended December 31, 2011, 2010 and 2009, property and equipment impairment charges were recorded as noted in the following table:

(In millions)	Continuing Operations	Discontinued Operations
Year ended December 31,
2011	$1.2	$—
2010	0.2	—
2009	18.1	5.0

Impairment charges related to continuing operations were related to the abandonment of construction projects, the abandonment and disposal of dealership equipment or Sonic’s estimate that based on historical and projected operating losses for certain dealerships, these dealerships would not be able to recover recorded property and equipment asset balances.

Impairment charges related to assets held for sale were recorded in discontinued operations based on the estimated fair value of the property and equipment to be sold in connection with the disposal of the associated dealerships. During the year ended December 31, 2009, approximately $3.8 million of the impairment charge in discontinued operations was related to Sonic’s General Motors franchise agreements that were terminated by the manufacturer as of December 31, 2009.

Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2011
Intangible Assets and Goodwill [Abstract]
Intangible Assets and Goodwill

5. Intangible Assets and Goodwill

The changes in the carrying amount of franchise assets and goodwill for the years ended December 31, 2011 and 2010 were as follows:

(In thousands)	Franchise Agreements	Gross Goodwill	Accumulated Impairment	Net Goodwill
Balance, December 31, 2009	$64,835	$1,266,207	$(796,725)	$469,482

Reductions from dispositions	—	(3,767)	—	(3,767)
Reclassification from assets held for sale, net	—	2,801	—	2,801

Balance, December 31, 2010	$64,835	$1,265,241	$(796,725)	$468,516

Reductions from dispositions	—	(51)	—	(51)

Balance, December 31, 2011	$64,835	$1,265,190	$(796,725)	$468,465

Pursuant to applicable accounting pronouncements, Sonic tests goodwill for impairment annually or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. If Sonic determines that the amount of its goodwill is impaired at any point in time, Sonic is required to reduce goodwill on its balance sheet. In completing step one of the impairment analyses, Sonic uses a discounted cash flow model in order to estimate its reporting unit’s fair value. The result from this model is then analyzed to determine if an indicator of impairment exists.

Management has determined that the first and second steps of the goodwill impairment test are not necessary as of December 31, 2011 as management does not believe it is more likely than not that the book value (carrying value, including goodwill) of Sonic exceeds its fair value. See the discussion under the heading “Goodwill” in Note 1, “Description of Business and Summary of Significant Accounting Policies,” for further information about management’s assessment. As a result of Sonic’s impairment testing for the years ended December 31, 2011 and 2010, no goodwill impairment was required. For the year ended December 31, 2009, Sonic recorded goodwill impairment charges of approximately $2.7 million based on the determination that a portion of the goodwill was not recoverable based on estimated proceeds while dealership operations were held for sale. Of the $2.7 million impairment charge in the year ended December 31, 2009, approximately $0.7 million is included in impairment charges and approximately $2.0 million is included in income (loss) from operations and the sale of dealerships in the Consolidated Statements of Income.

There were no franchise asset impairment charges in the years ended December 31, 2011 and December 31, 2010. Franchise asset impairment charges of $4.3 million were recorded within continuing operations in the year ended December 31, 2009 and are included in impairment charges in the Consolidated Statements of Income. These impairment charges were recorded based on management’s conclusion that the recorded values would not be recoverable either through operating cash flows or through the eventual sale of the dealerships associated with the franchise assets. Approximately $2.1 million of the impairment charges recorded during the year ended December 31, 2009 relate to franchise agreements that were terminated based on notifications from General Motors.

Definite life intangible assets consist of the following:

	December 31,
(In thousands)	2011	2010
Lease agreements	$19,918	$21,987
Less accumulated amortization	(8,477)	(7,673)

Definite life intangibles, net	$11,441	$14,314

Franchise assets and definite life intangible assets are classified as other intangible assets, net, on the accompanying Consolidated Balance Sheets.

Amortization expense for definite life intangible assets was approximately $1.5 million recorded in continuing operations and approximately $0.2 million in discontinued operations for each of the years ended December 31, 2011, 2010 and 2009. The weighted-average amortization period for lease agreements and definite life intangible assets is 15 years.

Future amortization expense is as follows:

(In thousands)
Year Ending December 31,
2012	$1,555
2013	1,555
2014	1,189
2015	823
2016	823
Thereafter	5,496

Total	$11,441

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

6. Long-Term Debt

Long-term debt consists of the following:

	December 31,
(In thousands)	2011	2010
2011 Revolving Credit Facility (1)	$—	$—
2010 Revolving Credit Facility (1)	—	—
9.0% Senior Subordinated Notes due 2018 (the “9.0% Notes”)	210,000	210,000
8.625% Senior Subordinated Notes due 2013 (the “8.625% Notes”)	—	42,855
5.0% Convertible Senior Notes due 2029, redeemable in 2014 (the “5.0% Convertible Notes”)	155,055	172,500
Notes payable to a finance company bearing interest from 9.52% to 10.52% (with a weighted average of 10.19%)	13,223	15,618
Mortgage notes to finance companies-fixed rate, bearing interest from 4.29% to 7.03%	116,584	88,262
Mortgage notes to finance companies-variable rate, bearing interest at 1.25 to 3.50 percentage points above one-month LIBOR	65,640	45,639
Net debt discount and premium (2)	(18,635)	(25,482)
Other	5,752	6,059

Total debt	$547,619	$555,451
Less current maturities	(11,608)	(9,050)

Long-term debt	$536,011	$546,401

(1)	Sonic replaced its 2010 Revolving Credit Facility with the 2011 Revolving Credit Facility on July 8, 2011. The interest rate on the revolving credit facility was 2.25% above LIBOR at December 31, 2011 and 3.5% above LIBOR at December 31, 2010.
(2)	December 31, 2011 includes $1.2 million discount associated with the 9.0% Notes, $17.7 million discount associated with the 5.0% Convertible Notes, $1.2 million premium associated with notes payable to a finance company and $0.9 million discount associated with mortgage notes payable. December 31, 2010 includes $1.4 million discount associated with the 9.0% Notes, $0.2 million discount associated with the 8.625% Notes, $24.7 million discount associated with the 5.0% Convertible Notes, $1.8 million premium associated with notes payable to a finance company and $1.0 million discount associated with mortgage notes payable.

Future maturities of long-term debt are as follows:

	(In thousands)
	Principal	Net of Discount/ Premium
Year Ending December 31,
2012	$11,167	$11,608
2013	17,486	17,812
2014(1)	169,774	152,243
2015	24,310	24,370
2016	42,224	42,224
Thereafter	301,293	299,362

Total	$566,254	$547,619

(1)	The 5.0% Convertible Notes are redeemable before the stated maturities at both Sonic’s option and the option of the respective holders, under certain circumstances. The assumed maturities of these securities are based on the earliest redemption date, which is October 2014 for the 5.0% Convertible Notes.

2011 Credit Facilities

On July 8, 2011, Sonic entered into an amended and restated syndicated revolving credit agreement (the “2011 Revolving Credit Facility”) and a syndicated floor plan credit facility (the “2011 Floor Plan Facility”). The 2011 Revolving Credit Facility and 2011 Floor Plan Facility (collectively the “2011 Credit Facilities”) are scheduled to mature on August 15, 2016. This amendment and restatement extended the term of the previous existing syndicated credit facilities that were scheduled to mature on August 15, 2012, increased the borrowing capacity under the previous existing syndicated credit facilities by $234.0 million and modified certain covenant and compliance calculations on a prospective basis.

Availability under the 2011 Revolving Credit Facility is calculated as the lesser of $175.0 million or a borrowing base calculated based on certain eligible assets plus 50% of the fair market value of 5,000,000 shares of common stock of Speedway Motorsports, Inc. (“SMI”) that are pledged as collateral, less the aggregate face amount of any outstanding letters of credit under the 2011 Revolving Credit Facility (the “2011 Revolving Borrowing Base”). The 2011 Revolving Credit Facility may be increased at Sonic’s option to $225.0 million upon satisfaction of certain conditions. A withdrawal of the pledge of SMI common stock by Sonic Financial Corporation (“SFC”), which holds the 5,000,000 shares of common stock of SMI, or a decline in the value of SMI common stock, could reduce the amount Sonic can borrow under the 2011 Revolving Credit Facility.

Based on balances as of December 31, 2011, the 2011 Revolving Borrowing Base was approximately $169.6 million and Sonic had $40.3 million in outstanding letters of credit resulting in total borrowing availability of $129.3 million under the 2011 Revolving Credit Facility.

Outstanding obligations under the 2011 Revolving Credit Facility are secured by a pledge of substantially all of the assets of Sonic and its subsidiaries and by the pledge of 5,000,000 shares of common stock of SMI by SFC. The collateral also includes a pledge of the franchise and dealer agreements and stock or equity interests of Sonic’s dealership subsidiaries, except for those dealership subsidiaries where the applicable manufacturer prohibits such a pledge, in which cases the stock or equity interests of the dealership subsidiary is subject to an escrow arrangement with the administrative agent. Substantially all of Sonic’s subsidiaries also guarantee its obligations under the 2011 Revolving Credit Facility.

The maturity date of the 2011 Revolving Credit Facility may in certain circumstances be accelerated (the “Springing Maturity Date”) if the share price of Sonic’s common stock falls below a certain level or if Sonic does not maintain certain liquidity levels during enumerated periods of time prior to the maturity date (including dates upon which Sonic may be compelled to repurchase such indebtedness) of certain indenture indebtedness or other indebtedness with an outstanding balance in excess of $35.0 million. In addition, availability of the 2011 Revolving Credit Facility may be curtailed during enumerated periods related to any Springing Maturity Date.

The 2011 Floor Plan Facility is comprised of a new vehicle revolving floor plan facility in an amount up to $500.0 million (the “2011 New Vehicle Floor Plan Facility”) and a used vehicle revolving floor plan facility in an amount up to $80.0 million, subject to a borrowing base (the “2011 Used Vehicle Floor Plan Facility”). Sonic may, under certain conditions, request an increase in the 2011 Floor Plan Facility of up to $175.0 million, which shall be allocated between the 2011 New Vehicle Floor Plan Facility and the 2011 Used Vehicle Floor Plan Facility as Sonic requests, with no more than 15% of the aggregate commitments allocated to the commitments under the 2011 Used Vehicle Floor Plan Facility. Outstanding obligations under the 2011 Floor Plan Facility are guaranteed by Sonic and certain of its subsidiaries and are secured by a pledge of substantially all of the assets of Sonic and its subsidiaries. The amounts outstanding under the 2011 Credit Facilities bear interest at variable rates based on specified percentages above LIBOR.

Sonic agreed under the 2011 Credit Facilities not to pledge any assets to any third party, subject to certain stated exceptions, including floor plan financing arrangements. In addition, the 2011 Credit Facilities contain certain negative covenants, including covenants which could restrict or prohibit indebtedness, liens, the payment of dividends, capital expenditures and material dispositions and acquisitions of assets as well as other customary covenants and default provisions. Specifically, the 2011 Credit Facilities permit cash dividends on Sonic’s Class A and Class B common stock so long as no event of default (as defined in the 2011 Credit Facilities) has occurred and is continuing and provided that Sonic remains in compliance with all financial covenants under the 2011 Credit Facilities.

2010 Credit Facilities

On January 15, 2010, Sonic entered into an amended and restated syndicated revolving credit agreement (the “2010 Revolving Credit Facility”) and a syndicated floor plan credit facility (the “2010 Floor Plan Facility”). The 2010 Revolving Credit Facility and 2010 Floor Plan Facility (collectively the “2010 Credit Facilities”) were scheduled to mature on August 15, 2012. On July 8, 2011, these were replaced by the 2011 Credit Facilities discussed above.

9.0% Senior Subordinated Notes

On March 12, 2010, Sonic issued $210.0 million in aggregate principal amount of 9.0% Notes which mature on March 15, 2018. On April 12, 2010, Sonic used the net proceeds, together with cash on hand, to redeem $200.0 million in aggregate principal amount of its 8.625% Notes due 2013. The 9.0% Notes are unsecured senior subordinated obligations of Sonic and are guaranteed by Sonic’s domestic operating subsidiaries. Interest is payable semi-annually on March 15 and September 15 each year. Sonic may redeem the 9.0% Notes in whole or in part at any time after March 15, 2014 at the following redemption prices, which are expressed as percentages of the principal amount:

Redemption
Beginning on March 15, 2014	104.50%
Beginning on March 15, 2015	102.25%
Beginning on March 15, 2016 and thereafter	100.00%

In addition, on or before March 15, 2013, Sonic may redeem up to 35% of the aggregate principal amount of the 9.0% Notes at par value plus accrued interest with proceeds from certain equity offerings. The Indenture also provides that holders of 9.0% Notes may require Sonic to repurchase the 9.0% Notes at 101% of the par value of the 9.0% Notes, plus accrued interest if Sonic undergoes a “change of control” as defined in the Indenture.

The indenture governing the 9.0% Notes contains certain specified restrictive covenants. Sonic has agreed not to pledge any assets to any third party lender of senior subordinated debt except under certain limited circumstances. Sonic also has agreed to certain other limitations or prohibitions concerning the incurrence of other indebtedness, capital stock, guarantees, asset sales, investments, cash dividends to stockholders, distributions and redemptions. Specifically, the indenture governing Sonic’s 9.0% Notes limits Sonic’s ability to pay quarterly cash dividends on Sonic’s Class A and B common stock in excess of $0.10 per share. Sonic may only pay quarterly cash dividends on Sonic’s Class A and B common stock if Sonic complies with the terms of the indenture governing the 9.0% Notes. Sonic was in compliance with all restrictive covenants as of December 31, 2011.

Balances outstanding under Sonic’s 9.0% Notes are guaranteed by all of Sonic’s operating domestic subsidiaries. These guarantees are full and unconditional and joint and several. The parent company has no independent assets or operations. The non-domestic and non-operating subsidiaries that are not guarantors are considered to be minor.

Sonic’s obligations under the 9.0% Notes may be accelerated by the holders of 25% of the outstanding principal amount of the 9.0% Notes then outstanding if certain events of default occur, including: (1) defaults in the payment of principal or interest when due; (2) defaults in the performance, or breach, of Sonic’s covenants under the 9.0% Notes; and (3) certain defaults under other agreements under which Sonic or its subsidiaries have outstanding indebtedness in excess of $35.0 million.

8.625% Senior Subordinated Notes

On July 15, 2011, Sonic issued a redemption notice to holders of the 8.625% Notes to redeem the remaining $42.9 million in aggregate principal amount of its outstanding 8.625% Notes. Sonic used cash on hand and available borrowings under the 2011 Credit Facilities to redeem the remaining $42.9 million in aggregate principal amount at the applicable redemption price (100% of principal redeemed) plus accrued but unpaid interest on August 16, 2011. Sonic recognized a loss of $0.2 million on extinguishment of the remaining 8.625% Notes related to the write-off of remaining debt discount and capitalized deferred finance costs, recorded in other income (expense), net, in the accompanying Consolidated Statements of Income.

5.0% Convertible Senior Notes

On September 23, 2009, Sonic issued $172.5 million in principal of 5.0% Convertible Senior Notes and 10,350,000 shares of Class A common stock generating net proceeds of $266.4 million. Net proceeds from these issuances were used to repurchase $143.0 million of 4.25% Convertible Senior Subordinated Notes due 2010 (the “4.25% Convertible Notes”), plus accrued interest, $85.6 million of the 6.0% Senior Secured Convertible Notes due 2012 (the “6.0% Convertible Notes”), plus accrued interest, and to repay amounts outstanding under the then existing syndicated revolving credit facility and floor plan facility.

During the year ended December 31, 2011, Sonic repurchased approximately $17.4 million of the aggregate outstanding principal amount of the 5.0% Convertible Notes and recorded a loss on repurchase of approximately $0.9 million in other income (expense), net, in the accompanying Consolidated Statements of Income.

The 5.0% Convertible Notes bear interest at a rate of 5.0% per year, payable semiannually on April 1 and October 1 of each year, beginning on April 1, 2010. The 5.0% Convertible Notes mature on October 1, 2029. Sonic may redeem some or all of the 5.0% Convertible Notes for cash at any time subsequent to October 1, 2014 at a repurchase price equal to 100% of the principal amount of the Notes. Holders have the right to require Sonic to purchase the 5.0% Convertible Notes on each of October 1, 2014, October 1, 2019 and October 1, 2024 or in the event of a change in control for cash at a purchase price equal to 100% of the principal amount of the notes.

Holders of the 5.0% Convertible Notes may convert their notes at their option prior to the close of business on the business day immediately preceding July 1, 2029 only under the following circumstances: (1) during any fiscal quarter commencing after December 31, 2009, if the last reported sale price of the Class A common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each applicable trading day; (2) during the five business day period after any 10 consecutive trading day period (the “measurement period”) in which the trading price (as defined below) per $1,000 principal amount of notes for each day of that measurement period was less than 98% of the product of the last reported sale price of Sonic’s Class A common stock and the applicable conversion rate on each such day; (3) if Sonic calls any or all of the notes for redemption, at any time prior to the close of business on the third scheduled trading day prior to the redemption date; or (4) upon the occurrence of specified corporate events. On and after July 1, 2029 to (and including) the close of business on the third scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the foregoing circumstances. As of December 31, 2011, the conversion rate was 75.3017 shares of Class A common stock per $1,000 principal amount of notes, which is equivalent to a conversion price of approximately $13.28 per share of Class A common stock. The conversion rate may be adjusted in the future as a result of any future declaration of dividends on Sonic’s Class A common stock. The 5.0% Convertible Notes had not met any of the criteria for conversion as of December 31, 2011.

To recognize the equity component of a convertible borrowing instrument, upon issuance of the 5.0% Convertible Notes in September 2009, Sonic recorded a debt discount of approximately $31.0 million and a corresponding amount (net of taxes of approximately $12.8 million) to equity, based on an estimated non-convertible borrowing rate of 10.5%. The debt discount is being amortized to interest expense through October 2014, the earliest redemption date. The unamortized debt discount was approximately $17.7 million and $24.7 million at December 31, 2011 and 2010, respectively.

Sonic incurred interest expense related to the 5.0% Convertible Notes of approximately $8.4 million and $8.7 million for the years ended December 31, 2011 and 2010, respectively, recorded to interest expense, other, net, in the accompanying Consolidated Statements of Income. In addition, Sonic recorded interest expense associated with the amortization of debt discount on the 5.0% Convertible Notes of $5.5 million and $5.1 million for the years ended December 31, 2011 and 2010, respectively, recorded to interest expense, non-cash, convertible debt in the accompanying Consolidated Statements of Income.

Notes Payable to a Finance Company

Three notes payable (due October 2015 and August 2016) were assumed in connection with an acquisition in 2005 (the “Assumed Notes”). Sonic recorded the Assumed Notes at fair value using an interest rate of 5.35%. The interest rate used to calculate the fair value was based on a quoted market price for notes with similar terms as of the date of assumption. As a result of calculating the fair value, a premium of $7.3 million was recorded that will be amortized over the lives of the Assumed Notes. At December 31, 2011, the outstanding principal balance on the Assumed Notes was approximately $13.2 million with a remaining unamortized premium balance of approximately $1.2 million.

Mortgage Notes

Sonic has mortgage financing totaling approximately $182.2 million in aggregate, related to 18 of its dealership properties. These mortgage notes require monthly payments of principal and interest through maturity and are secured by the underlying properties. Maturity dates range between June 2013 and March 2031. The weighted average interest rate was 4.66% at December 31, 2011.

Covenants

Sonic agreed under the 2011 Credit Facilities not to pledge any assets to any third party (other than those explicitly allowed under the amended terms of the facility), including other lenders, subject to certain stated exceptions, including floor plan financing arrangements. In addition, the 2011 Credit Facilities contains certain negative covenants, including covenants which could restrict or prohibit the payment of dividends, capital expenditures and material dispositions of assets as well as other customary covenants and default provisions.

Financial covenants related to outstanding indebtedness and certain operating leases include required specified ratios of:

	Covenant
	Consolidated Liquidity Ratio	Consolidated Fixed Charge Coverage Ratio	Consolidated Total Lease Adjusted Leverage Ratio
March 31, 2011 through and including March 30, 2012	³1.05	³1.15	£5.50
March 31, 2012 and thereafter	³1.10	³1.20	£5.50

December 31, 2011 actual	1.13	1.65	4.02

Derivative Instruments and Hedging Activities

At December 31, 2011 Sonic had interest rate cash flow swap agreements to effectively convert a portion of its LIBOR-based variable rate debt to a fixed rate. The fair value of these swap positions at December 31, 2011 was a liability of approximately $37.6 million, with approximately $13.2 million included in other accrued liabilities and approximately $24.4 million included in other long-term liabilities in the accompanying Consolidated Balance Sheets. Under the terms of these cash flow swaps, Sonic will receive and pay interest based on the following:

Notional Amount		Pay Rate	Receive Rate (1)	Maturing Date
(In millions)
$200.0		4.935%	one-month LIBOR	May 1, 2012
$100.0		5.265%	one-month LIBOR	June 1, 2012
$3.4		7.100%	one-month LIBOR + 1.50%	July 10, 2017
$25.0	(2)	5.160%	one-month LIBOR	September 1, 2012
$15.0	(2)	4.965%	one-month LIBOR	September 1, 2012
$25.0	(2)	4.885%	one-month LIBOR	October 1, 2012
$10.6		4.655%	one-month LIBOR	December 10, 2017
$8.4	(2)	6.860%	one-month LIBOR + 1.25%	August 1, 2017
$6.5		4.330%	one-month LIBOR	July 1, 2013
$100.0	(3)	3.280%	one-month LIBOR	July 1, 2015
$100.0	(3)	3.300%	one-month LIBOR	July 1, 2015
$7.1	(2)	6.410%	one-month LIBOR + 1.25%	September 12, 2017
$50.0	(3)	2.767%	one-month LIBOR	July 1, 2014
$50.0	(3)	3.240%	one-month LIBOR	July 1, 2015
$50.0	(3)	2.610%	one-month LIBOR	July 1, 2014
$50.0	(3)	3.070%	one-month LIBOR	July 1, 2015

(1)	The one-month LIBOR rate was 0.295% at December 31, 2011.
(2)	Changes in fair value are recorded through earnings.
(3)	The effective date of these forward-starting swaps is July 2, 2012.

During 2009, Sonic settled its $100.0 million notional, pay 5.002% and $100.0 million notional, pay 5.319% swaps for a payment of approximately $16.5 million. These payments are being amortized into earnings over the original life of the swaps.

During 2010, Sonic entered into two $100.0 million notional forward-starting interest rate swap agreements which become effective in July 2012 and terminate in July 2015. During 2011, Sonic entered into four $50.0 million notional forward-starting interest rate swap agreements which become effective in July 2012 and terminate between July 2014 and July 2015. These interest rate swaps have been designated and qualify as cash flow hedges and, as a result, changes in the fair value of these swaps are recorded in accumulated other comprehensive income (loss), net of related income taxes, in the Consolidated Statements of Stockholders’ Equity.

For the cash flow swaps not designated as hedges and amortization of amounts in accumulated other comprehensive income (loss) related to terminated cash flow swaps, certain benefits and charges were included in interest expense/amortization, non-cash, cash flow swaps in the accompanying Consolidated Statements of Income. For the years ended December 31, 2011, 2010 and 2009, non-cash charges of approximately $0.8 million, $4.9 million and $11.8 million, respectively, related to the Fixed Swaps and amortization of amounts in accumulated other comprehensive income (loss) related to other existing and terminated cash flow swaps were included in interest expense/amortization, non-cash, cash flow swaps in the accompanying Consolidated Statements of Income. Changes in the fair value of notional amounts of certain cash flow swaps are recognized through earnings.

For the cash flow swaps that qualify as cash flow hedges, the changes in the fair value of these swaps have been recorded in accumulated other comprehensive income (loss), net of related income taxes, in the Consolidated Statements of Stockholders’ Equity. The incremental interest expense (the difference between interest paid and interest received) related to the cash flow swaps was approximately $17.7 million, $17.6 million and $18.5 million for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in interest expense, other, net, in the accompanying Consolidated Statements of Income. The estimated net expense expected to be reclassified out of other comprehensive income (loss) into results of operations during the year ending December 31, 2012 is approximately $8.2 million.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

7. Income Taxes

The provision for income tax (benefit) expense from continuing operations consists of the following:

	Year Ended December 31,
(In thousands)	2011	2010	2009
Current:
Federal	$12,844	$8,882	$932
State	7,602	3,380	6,886

	20,446	12,262	7,818
Deferred	27,637	(29,952)	(37,182)

Total provision for income taxes - (benefit) expense	$48,083	$(17,690)	$(29,364)

The reconciliation of the statutory federal income tax rate with Sonic’s federal and state overall effective income tax rate from continuing operations is as follows:

	Year Ended December 31,
	2011	2010	2009
Statutory federal rate	35.00%	35.00%	35.00%
Effective state income tax rate	3.72%	4.81%	4.87%
Valuation allowance and other account adjustments	—	(62.48%)	(149.39%)
Other	(0.29%)	—	3.34%

Effective tax rate	38.43%	(22.67%)	(106.18%)

Deferred income taxes reflect the net tax effects of the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Significant components of Sonic’s deferred tax assets and liabilities are as follows:

	December 31,
(In thousands)	2011	2010
Deferred tax assets:
Allowance for bad debts	$3	$180
Accruals and reserves	42,436	48,497
Basis difference in property and equipment	—	217
Basis difference in goodwill	—	5,721
Net operating loss carryforwards	14,186	13,638
Fair value of interest rate swaps	14,240	9,761
Interest and state taxes associated with the liability recorded in accordance with “Accounting for Uncertain Income Tax Positions” in the ASC	6,194	6,694
Other	295	3

Total deferred tax assets	77,354	84,711
Deferred tax liabilities:
Basis difference in inventory	(1,795)	(2,105)
Basis difference in property and equipment	(3,844)	—
Basis difference in goodwill	(18,641)	—
Basis difference in debt	(7,703)	(9,749)
Other	(3,690)	(4,849)

Total deferred tax liability	(35,673)	(16,703)
Valuation allowance	(10,781)	(10,875)

Net deferred tax asset (liability)	$30,900	$57,133

Net long-term deferred tax balances are recorded in other assets and net short-term deferred tax balances are recorded in other current assets on the accompanying Consolidated Balance Sheets.

During the years ended December 31, 2010 and 2009, Sonic lowered the recorded valuation allowance amount related to its deferred tax asset balances by $51.0 million ($48.8 million in continuing operations and $2.2 million in discontinued operations) and $54.4 million ($44.2 million in continuing operations and $10.2 million in discontinued operations), respectively. These changes were the result of the use of certain state net operating loss carryforwards as well as a change in estimate that Sonic would be able to ultimately realize the benefits of recorded deferred tax balances. These changes in estimate were primarily driven by the improvement experienced in Sonic’s operating results, the overall improvement of the automotive retailing industry and the expectation that Sonic’s results and those of the automotive retailing industry would continue to improve in the future.

Sonic has $404.9 million in gross deferred tax assets related to state net operating loss carryforwards that will expire between 2014 and 2031. Management reviews these carryforward positions, the time remaining until expiration and other opportunities to utilize these carryforwards in making an assessment as to whether it is more likely than not that these carryforwards will be utilized. The results of future operations, regulatory framework of the taxing authorities and other related matters cannot be predicted with certainty. Therefore, actual utilization of the losses that created these deferred tax assets that differs from the assumptions used in the development of management’s judgment could occur. Accordingly, at December 31, 2011, Sonic had recorded a valuation allowance amount of $10.8 million related to certain state net operating loss carryforward deferred tax assets as it was likely that Sonic would not be able to generate sufficient state taxable income in the related entities to utilize the accumulated net operating loss carryforward balances.

At January 1, 2011, Sonic had liabilities of $27.6 million recorded related to unrecognized tax benefits. Included in the liabilities related to unrecognized tax benefits at January 1, 2011, is $5.1 million related to interest and penalties which Sonic has estimated may be paid as a result of its tax positions. It is Sonic’s policy to classify the expense related to interest and penalties to be paid on underpayments of income taxes within income tax expense. A summary of the changes in the liability related to Sonic’s unrecognized tax benefits is presented below.

(In thousands)	2011	2010	2009
Unrecognized tax benefit liability, January 1 (1)	$22,535	$24,790	$17,131
Prior period positions:
Increases	684	518	8,883
Decreases	—	(162)	(134)
Current period positions	1,498	1,212	1,629
Settlements	(9,391)	(1,706)	(456)
Lapse of statute of limitations	(1,175)	(1,762)	(2,072)
Other	(462)	(355)	(191)

Unrecognized tax benefit liability, December 31 (2)	$13,689	$22,535	$24,790

(1)	Excludes accrued interest and penalties of $5.1 million, $6.4 million and $6.1 million at January 1, 2011, 2010 and 2009, respectively.
(2)	Excludes accrued interest and penalties of $4.9 million, $5.1 million and $6.4 million at December 31, 2011, 2010 and 2009, respectively.

Approximately $11.6 million of the unrecognized tax benefits as of December 31, 2011 would ultimately affect the income tax rate if ultimately recognized. Included in the December 31, 2011 recorded liability is $4.9 million related to interest and penalties which Sonic has estimated may be paid as a result of its tax positions. Sonic does not anticipate any significant changes in its unrecognized tax benefit liability within the next twelve months.

Sonic and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state jurisdictions. Sonic’s 2008 through 2011 U.S. federal income tax returns remain open to examination by the Internal Revenue Service. Sonic and its subsidiaries’ state income tax returns are open to examination by state taxing authorities for years ranging from 2000 to 2011.

Related Parties	12 Months Ended
Dec. 31, 2011
Related Parties [Abstract]
Related Parties

8. Related Parties

Through August 15, 2011, Sonic leased office space in Charlotte from a subsidiary of SFC, an entity controlled by Sonic’s Chairman and Chief Executive Officer, Mr. O. Bruton Smith, for a majority of its headquarters personnel. Annual aggregate rent under this lease was approximately $0.4 million, $0.6 million and $0.6 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Sonic rents various aircraft owned by SFC, subject to their availability, for business-related travel by Sonic executives. Sonic incurred costs of approximately $0.6 million, $0.4 million and $0.3 million in the years ended December 31, 2011, 2010 and 2009, respectively, for the use of these aircraft.

Certain of Sonic’s dealerships purchase the Z-Max oil additive product from Oil Chem Research Company, a subsidiary of SMI, whose Chairman and Chief Executive Officer is O. Bruton Smith, also Sonic’s Chairman and Chief Executive Officer, for resale to service customers of Sonic’s dealerships in the ordinary course of business. Total purchases from Oil Chem by Sonic dealerships totaled approximately $1.5 million, $1.4 million and $1.5 million in the years ended December 31, 2011, 2010 and 2009, respectively.

Capital Structure and Per Share Data	12 Months Ended
Dec. 31, 2011
Capital Structure and Per Share Data [Abstract]
Capital Structure and Per Share Data

9. Capital Structure and Per Share Data

Preferred Stock - Sonic has 3,000,000 shares of “blank check” preferred stock authorized with such designations, rights and preferences as may be determined from time to time by the Board of Directors. The Board of Directors has designated 300,000 shares of preferred stock as Class A convertible preferred stock, par value $0.10 per share (the “Preferred Stock”) which is divided into 100,000 shares of Series I Preferred Stock, 100,000 shares of Series II Preferred Stock, and 100,000 shares of Series III Preferred Stock. There were no shares of Preferred Stock issued or outstanding at December 31, 2011 and 2010.

Common Stock - Sonic has two classes of common stock. Sonic has authorized 100,000,000 shares of Class A common stock at a par value of $0.01 per share. Class A common stock entitles its holder to one vote per share. Sonic has also authorized 30,000,000 shares of Class B common stock at a par value of $0.01 per share. Class B common stock entitles its holder to ten votes per share, except in certain circumstances. Each share of Class B common stock is convertible into one share of Class A common stock either upon voluntary conversion at the option of the holder, or automatically upon the occurrence of certain events, as provided in Sonic’s charter. The two classes of stock share equally in dividends and in the event of liquidation.

Share Repurchases - Sonic’s Board of Directors has authorized Sonic to expend up to $295.0 million to repurchase shares of its Class A common stock. As of December 31, 2011, Sonic had repurchased a total of approximately 15,778,000 shares of Class A common stock at an average price per share of approximately $15.76 and had redeemed 13,801.5 shares of Class A convertible preferred stock at an average price of $1,000 per share. As of December 31, 2011, Sonic had approximately $32.5 million remaining under the Board’s authorization.

Per Share Data - The calculation of diluted earnings per share considers the potential dilutive effect of options and shares under Sonic’s stock compensation plans, Class A common stock purchase warrants, the 5.0% Convertible Notes and the 6.0% Senior Secured Convertible Notes due 2012 (the “6.0% Convertible Notes”). Sonic’s non-vested restricted stock and restricted stock units contain rights to receive non-forfeitable dividends, and thus, are considered participating securities and should be included in the two-class method of computing earnings per share. The following table illustrates the dilutive effect of such items on earnings per share for the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31, 2011
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
		(In thousands, except per share amounts)
Earnings (loss) and shares	52,358	$77,018		$(764)		$76,254
Effect of participating securities:
Non-vested restricted stock and stock units		(997)		—		(997)

Basic earnings (loss) and shares	52,358	$76,021	$1.45	$(764)	$(0.01)	$75,257	$1.44
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	12,517	9,249		51		9,300
Stock compensation plans	589

Diluted earnings (loss) and shares	65,464	$85,270	$1.30	$(713)	$(0.01)	$84,557	$1.29

	Year Ended December 31, 2010
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
		(In thousands, except per share amounts)
Earnings (loss) and shares	52,214	$95,732		$(5,803)		$89,929
Effect of participating securities:
Non-vested restricted stock and stock units		(920)		—		(920)

Basic earnings (loss) and shares	52,214	$94,812	$1.82	$(5,803)	$(0.12)	$89,009	$1.70
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	12,890	8,967		86		9,053
Stock compensation plans	690

Diluted earnings (loss) and shares	65,794	$103,779	$1.58	$(5,717)	$(0.09)	$98,062	$1.49

	Year Ended December 31, 2009
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Earnings (loss) and shares	43,836	$57,019		$(25,471)		$31,548
Effect of participating securities:
Non-vested restricted stock and stock units		(405)		—		(405)

Basic earnings (loss) and shares	43,836	$56,614	$1.29	$(25,471)	$(0.58)	$31,143	$0.71
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	3,496	2,211		69		2,280
Contingently convertible debt (6.0% Convertible Notes)	7,833	911		28		939
Stock compensation plans	667

Diluted earnings (loss) and shares	55,832	$59,736	$1.07	$(25,374)	$(0.45)	$34,362	$0.62

In addition to the stock options included in the tables above, options to purchase approximately 1.9 million, 2.3 million and 2.4 million shares of Class A common stock were outstanding during the years ended December 31, 2011, 2010 and 2009, respectively, but were not included in the computation of diluted net income per share because the options were not dilutive.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans

10. Employee Benefit Plans

Substantially all of the employees of Sonic are eligible to participate in a 401(k) plan. Contributions by Sonic to the 401(k) plan were approximately $1.6 million, $0.5 million and $0.5 million in the years ended December 31, 2011, 2010 and 2009, respectively.

Stock Compensation Plans

Sonic currently has two stock compensation plans: the Sonic Automotive, Inc. 2004 Stock Incentive Plan (the “2004 Plan”) and the 2005 Formula Restricted Stock Plan for Non-Employee Directors (the “2005 Formula Plan”) (collectively, the “Stock Plans”). During the second quarter ended June 30, 2007, Sonic’s stockholders approved amendments to the 2004 Plan and the 2005 Formula Plan to increase the number of shares issuable under these plans to 3,000,000 and 90,000, respectively. During the second quarter ended June 30, 2009, Sonic’s stockholders approved an increase in the number of shares of Sonic’s Class A Common Stock authorized for issuance under the 2004 Plan and the 2005 Formula Plan to 5,000,000 and 340,000, respectively. The Sonic Automotive, Inc. 1997 Stock Option Plan (the “1997 Plan”) was terminated during the fourth quarter ended December 31, 2007.

The 2004 Plan and the 1997 Plan were adopted by the Board of Directors in order to attract and retain key personnel. Under the 2004 Plan and the 1997 Plan, options to purchase shares of Class A common stock may be granted to key employees of Sonic and its subsidiaries and to officers, directors, consultants and other individuals providing services to Sonic. The options are granted at the fair market value of Sonic’s Class A common stock at the date of grant, vest over a period ranging from six months to three years, are exercisable upon vesting and expire ten years from the date of grant. The 2004 Plan also authorized the issuance of restricted stock. Restricted stock grants under the 2004 Plan vest over a three year term. The 2005 Formula Plan provides for grants of restricted stock to non-employee directors and restrictions on those shares expire on the earlier of the first anniversary of the grant date or the day before the next annual meeting of Sonic’s stockholders. Individuals receiving restricted shares under both the 2005 Formula Plan and the 2004 Plan have voting rights and receive dividends on non-vested shares. Sonic issues new shares of Class A common stock to employees and directors to satisfy its option exercise and stock grant obligations. To offset the effects of these transactions, Sonic will periodically buy back shares of Class A common stock after considering cash flow, market conditions and other factors.

A summary of the status of the options related to the Stock Plans and the 1997 Plan is presented below:

($ in thousands, except per share data, term in years)	Options Outstanding	Exercise Price Per Share	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance - December 31, 2010	3,429	$1.81- 37.50	$16.69	5.1	$13,193

Exercised	(318)	1.81 - 10.35	1.98
Forfeited	(377)	1.81 - 37.50	18.66

Balance - December 31, 2011	2,734	$1.81 - 37.50	$17.74	4.1	$10,715

Exercisable	2,304	$1.81 - 37.50	$20.71	3.5	$5,127

	Year Ended December 31,
(In thousands, except per option data)	2011	2010	2009
Weighted Average Grant-Date Fair Value per Option Granted	N/A	N/A	$0.99
Intrinsic Value of Options Exercised	$4,039	$2,235	$—
Fair Value of Shares Vested	$444	$555	$395

Sonic recognized compensation expense within selling, general and administrative expenses related to the options in the Stock Plans of approximately $0.4 million, $0.5 million and $0.6 million in the years ended December 31, 2011, 2010 and 2009, respectively. Tax benefits recognized related to the compensation expenses were approximately $0.2 million for each of the years ended December 31, 2011, 2010 and 2009. The total compensation cost related to non-vested options not yet recognized at December 31, 2011 was approximately $0.1 million and is expected to be recognized over a weighted average period of approximately 0.3 years.

Black-Scholes Assumptions

The weighted average fair value of options granted in the year ended December 31, 2009 (no options were granted in the years ended December 31, 2010 or 2011) was estimated using the Black-Scholes option pricing model with the following weighted average assumptions:

Stock Option Plans	2009
Dividend yield	0.00%
Risk free interest rates	1.67-1.87%
Expected lives	5 years
Volatility	64.13%

Sonic used an expected term of five years for option grants based on several facts associated with past grants and exercises. First, the historical exercise experience indicated that the expected term was at least three years (consistent with the three year graded vesting period attached to the majority of these options) and the majority of Sonic’s grants were in the early to middle stages of their contractual terms of ten years; secondly, the contractual term of all of Sonic’s options was ten years. Expected volatility was estimated based on historical experience.

A summary of the status of restricted stock and restricted stock unit grants related to the Stock Plans is presented below:

(Shares in thousands)	Non-vested Restricted Stock and Restricted Stock Units	Weighted Average Grant Date Fair Value
Balance - December 31, 2010	506	$10.58
Granted	402	13.10
Forfeited	(15)	11.20
Vested	(203)	10.99

Balance - December 31, 2011	690	$11.91

During the year ended December 31, 2011, approximately 376,000 restricted shares of Class A common stock and restricted stock units were awarded to Sonic’s executive officers and other key associates under the 2004 Plan. These awards were made in connection with establishing the objective performance criteria for the year ended December 31, 2011 incentive compensation and vest one-third annually over three years. The shares and units awarded to executive officers and other key associates are subject to forfeiture, in whole or in part, based upon specified measures of Sonic’s earnings per share performance for the year ended December 31, 2011, continuation of employment and compliance with any restrictive covenants contained in any agreement between Sonic and the respective officer and other key associates. Also in the year ended December 31, 2011, approximately 26,000 restricted shares of Class A common stock were awarded to Sonic’s Board of Directors pursuant to the 2005 Formula Plan and vest on the earlier of the first anniversary of the grant date or the day before the next annual meeting of Sonic’s stockholders. Sonic recognized compensation expense within selling, general and administrative expenses related to non-vested restricted stock and restricted stock units of approximately $3.3 million, $2.3 million and $2.2 million in the years ended December 31, 2011, 2010 and 2009, respectively. Tax benefits recognized related to the compensation expenses were approximately $1.2 million, $0.9 million and $0.8 million for the years ended December 31, 2011, 2010 and 2009, respectively. Total compensation cost related to non-vested restricted stock not yet recognized at December 31, 2011 was approximately $5.4 million and is expected to be recognized over a weighted average period of approximately 1.8 years.

Supplemental Executive Retirement Plan

On December 7, 2009, the Compensation Committee of Sonic’s Board of Directors approved and adopted the Sonic Automotive, Inc. Supplemental Executive Retirement Plan (the “SERP”) to be effective as of January 1, 2010. The SERP is a nonqualified deferred compensation plan that is unfunded for federal tax purposes. The SERP includes 11 members of senior management at December 31, 2011. The purpose of the SERP is to attract and retain key members of management by providing a retirement benefit in addition to the benefits provided by Sonic’s tax-qualified and other nonqualified deferred compensation plans.

The following table sets forth the status of the SERP:

	Year Ended December 31,
(In thousands)	2011	2010
Change in projected benefit obligation:
Obligation at beginning of year	$814	$—
Service cost	1,021	814
Interest cost	49	—
Actuarial loss (gain)	508	—

Obligation at end of year	$2,392	$814

Change in fair value of plan assets:
Plan assets at beginning of year	$—	$—

Plan assets at end of year	—	—

Funded Status Recognized	$(2,392)	$(814)

	December 31,
	2011	2010
Amounts recognized in the Consolidated Balance Sheets:
Non-current liability	$(2,392)	$(1,000)

Accumulated benefit obligation	$(2,392)	$—

The following table provides the cost components of the SERP:

	Year Ended December 31,
(In thousands)	2011	2010
Service cost	$1,021	$814
Interest cost	49	—

Net Pension expense (benefit)	$1,070	$814

The weighted average assumptions used to determine the benefit obligation and net periodic benefit costs consist of:

	December 31,
	2011	2010
Discount rate	4.40%	6.00%
Expected rate of return on plan assets	0.00%	0.00%
Rate of compensation increase	3.00%	3.00%

The estimated future benefit payments expected to be paid for each of the next five years and the sum of the payments expected for the next five years thereafter are:

(In thousands) Year Ending December 31,	Estimated Future Benefit Payments
2012	$—
2013	—
2014	—
2015	—
2016	—
2017 - 2021	1,510

Multi-Employer Benefit Plan

Six of Sonic’s dealership subsidiaries currently make fixed-dollar contributions to the Automotive Industries Pension Plan (the “AI Pension Plan”) pursuant to collective bargaining agreements between Sonic’s subsidiaries and the International Association of Machinists (the “IAM”) and the International Brotherhood of Teamsters (the “IBT”). The AI Pension Plan is a “multi-employer pension plan” as defined under the Employee Retirement Income Security Act of 1974, as amended, and Sonic’s six dealership subsidiaries are among approximately 240 employers that make contributions to the AI Pension Plan pursuant to collective bargaining agreements with the IAM and IBT. The risks of participating in this multi-employer pension plan are different from single-employer plans in the following aspects:

•	assets contributed to the multi-employer plan by one employer may be used to provide benefits to employees of other participating employers;

•	if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and

•

if Sonic chooses to stop participating in the multi-employer pension plan, Sonic may be required to pay the plan an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

Sonic’s participation in the AI Pension Plan for the year ended December 31, 2011, is outlined in the table below. The “EIN/Pension Plan Number” column provides the Employee Identification Number (the “EIN”). Unless otherwise noted, the most recent Pension Protection Act of 2006 (the “PPA”) zone status available in the years ended December 31, 2011 and 2010 is for the plan’s year-end at December 31, 2010, and December 31, 2009, respectively. The zone status is based on information that Sonic received from the AI Pension Plan. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” column indicates plans for which a Financial Improvement Plan (the “FIP”) or a Rehabilitation Plan (the “RP”) is either pending or has been implemented. The last column lists the expiration dates of the collective-bargaining agreements to which the plan is subject. The number of employees covered by Sonic’s multi-employer plans increased 15.5% from December 31, 2009 to December 31, 2010 and 4.1% from December 31, 2010 to December 31, 2011, affecting the period-to-period comparability of the contributions for years ended December 31, 2011, 2010 and 2009.

		Pension Protection Act Zone Status		FIP/RP Status	Sonic Contributions (In thousands)				Collective- Bargaining
	EIN/Pension			Pending /	Year Ended December 31,			Surcharge	Agreement
Pension Fund	Plan Number	2011	2010	Implemented	2011	2010	2009	Imposed	Expiration Date (1)
AI Pension Plan	94-1133245	Red	Red	RP Implemented	$120	$117	$116	Yes	Between September 30, 2012 and August 31, 2014

(1)	Collective bargaining agreement expiration dates vary by union and dealership. Dates shown represent the range of the earliest and latest stated expirations for our union employees.

Sonic’s participating dealership subsidiaries were not listed in the AI Pension Plan’s Form 5500 as providing more than 5% of the total contributions for the plan years ended December 31, 2010 and December 31, 2009.

In June 2006, Sonic received information that the AI Pension Plan was substantially underfunded as of December 31, 2005. In July 2007, Sonic received updated information that the AI Pension Plan continued to be substantially underfunded as of December 31, 2006, with the amount of such underfunding increasing versus year end 2005. In March 2008, the Board of Trustees of the AI Pension Plan notified participants, participating employers and local unions that the AI Pension Plan’s actuary, in accordance with the requirements of the PPA, had issued a certification that the AI Pension Plan is in Critical Status effective with the plan year commencing January 1, 2008. As of April 2011, the AI Pension Plan remained in Critical Status for the plan year beginning January 1, 2011. In conjunction with the AI Pension Plan’s Critical Status, the Board of Trustees of the AI Pension Plan adopted a rehabilitation plan that implements reductions or eliminations of certain adjustable benefits that were previously available under the AI Pension Plan (including some forms of early retirement benefits, and disability and death benefits, among other items), and also implements a requirement on all participating employers to increase employer contributions to the AI Pension Plan for a seven year period commencing in 2013. Under applicable federal law, any employer contributing to a multi-employer pension plan that completely ceases participating in the plan while the plan is underfunded is subject to payment of such employer’s assessed share of the aggregate unfunded vested benefits of the plan. In certain circumstances, an employer can be assessed withdrawal liability for a partial withdrawal from a multi-employer pension plan. In addition, if the financial condition of the AI Pension Plan were to continue to deteriorate to the point that the AI Pension Plan is forced to terminate and be assumed by the Pension Benefit Guaranty Corporation (the “PBGC”), the participating employers could be subject to assessments by the PBGC to cover the participating employers’ assessed share of the unfunded vested benefits. If any of these adverse events were to occur in the future, it could result in a substantial withdrawal liability assessment to Sonic.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

11. Fair Value Measurements

In determining fair value, Sonic uses various valuation approaches including market, income and/or cost approaches. “Fair Value Measurements and Disclosures” in the ASC establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of Sonic. Unobservable inputs are inputs that reflect Sonic’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that Sonic has the ability to access. Assets utilizing Level 1 inputs include marketable securities that are actively traded.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Assets and liabilities utilizing Level 2 inputs include cash flow swap instruments.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Asset and liability measurements utilizing Level 3 inputs include those used in estimating fair value of non-financial assets and non-financial liabilities in purchase acquisitions, those used in assessing impairment of property, plant and equipment and other intangibles and those used in the reporting unit valuation in the first step of the annual goodwill impairment evaluation. For instance, certain assets held for sale in the accompanying Consolidated Balance Sheets are valued based on estimated proceeds to be received in connection with the disposal of those assets.

The availability of observable inputs can vary and is affected by a wide variety of factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment required by Sonic in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is disclosed is determined based on the lowest level input (Level 3 being the lowest level) that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Sonic’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Sonic uses inputs that are current as of the measurement date, including during periods when the market may be abnormally high or abnormally low. Accordingly, fair value measurements can be volatile based on various factors that may or may not be within Sonic’s control.

Assets or liabilities recorded at fair value in the accompanying Consolidated Balance Sheets as of December 31, 2011 and 2010 are as follows:

	Fair Value at December 31,
	Total		Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
	2011	2010	2011	2010	2011	2010	2011	2010
(In millions)
Cash flow swaps designated as hedges (1)	$32.5	$25.3	$—	$—	$32.5	$25.3	$—	$—
Cash flow swaps not designated as hedges (2)	5.1	7.4	—	—	5.1	7.4	—	—
Deferred compensation plan (3)	12.1	11.2	—	—	12.1	11.2	—	—

Total	$49.7	$43.9	$—	$—	$49.7	$43.9	$—	$—

(1)	As of December 31, 2011, $10.4 million and $22.1 million were included in other accrued liabilities and other long-term liabilities, respectively, in the accompanying Consolidated Balance Sheets. As of December 31, 2010, $25.3 million was included in other long-term liabilities in the accompanying Consolidated Balance Sheets.
(2)	As of December 31, 2011 $2.8 million and $2.3 million are included in other accrued liabilities and other long-term liabilities, respectively, in the accompanying Consolidated Balance Sheets. As of December 31, 2010, $7.4 million was included in other long-term liabilities in the accompanying Consolidated Balance Sheets.
(3)	Included in other long-term liabilities in the accompanying Consolidated Balance Sheets as of December 31, 2011 and 2010.

Assets or liabilities measured at fair value on a non-recurring basis in the accompanying Consolidated Balance Sheets as of December 31, 2011 are as follows:

	Balance as of December 31, 2011	Significant Unobservable Inputs (Level 3) as of December 31, 2011	Total Gains / (Losses) for the Year Ended December 31, 2011
(In millions)
Long-lived assets held and used (1)	$552.0	$552.0	$(1.2)

Goodwill (2)	468.5	468.5	—

Franchise assets (2)	64.8	64.8	—

(1)	See Notes 1 and 4 for discussion.
(2)	See Note 5 for discussion.

As of December 31, 2011 and December 31, 2010, the fair values of Sonic’s financial instruments including receivables, notes receivable from finance contracts, notes payable-floor plan, trade accounts payable, borrowings under the revolving credit facilities and certain mortgage notes approximate their carrying values due either to length of maturity or existence of variable interest rates that approximate prevailing market rates.

The fair value and carrying value of Sonic’s fixed rate long-term debt was as follows:

	December 31, 2011		December 31, 2010
	Fair Value	Carrying Value	Fair Value	Carrying Value
(In thousands)
9.0% Notes (1)	$221,025	$208,769	$220,836	$208,630

8.625% Notes (1)	$—	$—	$43,498	$42,673

5.0% Convertible Notes (1)	$205,448	$137,333	$215,453	$147,824

Mortgage Notes (2)	$119,310	$116,584	$88,119	$88,262

Assumed Notes (2)	$13,260	$14,438	$15,676	$17,427

Other (2)	$5,150	$5,555	$5,311	$5,751

(1)	As determined by market quotations as of December 31, 2011 and 2010, respectively (Level 1).
(2)	As determined by discounted cash flows (Level 3).

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

12. Commitments and Contingencies

Facility and Equipment Leases

During the year ended December 31, 2011, Sonic’s management decided to cease using one dealership property which is leased under an operating lease. Of the approximate $4.4 million of lease exit expense recorded for the year ended December 31, 2011, $0.9 million related to lease exit accruals established in the year ended December 31, 2011 and adjustments to lease exit accruals recorded in prior years for the present value of the lease payments, net of estimated sublease rentals, for the remaining life of the operating leases and other accruals necessary to satisfy the lease commitment to the landlord. The remaining $3.5 million lease exit expense was related to interest charges for dealerships for which lease exit accruals exist. A summary of the activity of these operating lease accruals consists of the following:

(In thousands)
Balance, December 31, 2010	$43,534
Lease exit expense (1)	4,384
Payments (2)	(8,800)

Balance, December 31, 2011	$39,118

(1)	Approximately $0.5 million is recorded in interest expense, other, net, approximately $3.7 million is recorded in selling, general and administrative expenses and approximately $0.2 million is recorded to income (loss) from operations and the sale of dealerships in the accompanying Consolidated Statements of Income.
(2)	Amount is recorded as reduction of rent expense in selling, general and administrative expenses, with approximately $1.7 million in continuing operations and $7.1 million as a reduction to income (loss) from operations and the sale of dealerships in the accompanying Consolidated Statements of Income.

Sonic leases facilities for the majority of its dealership operations under operating lease arrangements. These facility lease arrangements normally have fifteen to twenty year terms with one or two ten year renewal options and do not contain provisions for contingent rent related to dealership’s operations. Many of the leases are subject to the provisions of a guaranty and subordination agreement that contains financial and affirmative covenants. Sonic was in compliance with these covenants at December 31, 2011. Approximately 20% of these facility leases are based on capitalization rates with payments that vary based on interest rates.

Minimum future lease payments for both facility leases and sub-leases to be received as required under non-cancelable operating leases for both continuing and discontinued operations based on interest rates as of the inception of each lease are as follows:

	(In thousands)
	Future Minimum Lease Payments, Net	Receipts from Future Subleases
Year Ending December 31,
2012	$109,078	$(15,832)
2013	102,555	(15,611)
2014	93,833	(15,703)
2015	83,217	(13,841)
2016	77,338	(11,869)
Thereafter	320,936	(33,113)

Total lease expense for continuing operations for the years ended December 31, 2011, 2010 and 2009 was approximately $109.0 million, $111.6 million and $111.7 million, respectively. Total lease income for discontinued operations for the year ended December 31, 2011 was approximately $0.1 million, related to adjustments of previously recorded lease exit accruals. Total lease expense for discontinued operations for the years ended December 31, 2010 and 2009 was approximately $3.9 million and $41.7 million, respectively. The total net contingent rent benefit related to a decrease in interest rates since the underlying leases commenced was approximately $2.3 million and $0.6 million for continuing and discontinued operations, respectively, for each of the years ended December 31, 2011, 2010 and 2009.

Many of Sonic’s facility operating leases are subject to affirmative and financial covenant provisions related to a subordination and guaranty agreement executed with the landlord of many of its facility properties. On March 12, 2009, Sonic amended this guaranty and subordination agreement with the landlord. This amendment adjusted the calculation of the consolidated fixed charge coverage ratio covenant contained in the original guaranty and subordination agreement and added two additional financial covenants: a consolidated liquidity ratio covenant and a consolidated total senior secured debt to EBITDA ratio covenant. The required financial covenants related to the amended subordination and guaranty agreement are as follows:

Covenant
	Consolidated Liquidity Ratio	Consolidated Fixed Charge Coverage Ratio	Consolidated Total Lease Adjusted Leverage Ratio	EBTDAR to Rent Ratio
March 31, 2011 through and including March 30, 2012	³ 1.05	³ 1.15	£ 5.50	³ 1.50
March 31, 2012 and thereafter	³ 1.10	³ 1.20	£ 5.50	³ 1.50

December 31, 2011 actual	1.13	1.65	4.02	2.80

Guarantees and Indemnifications

In accordance with the terms of Sonic’s operating lease agreements, Sonic’s dealership subsidiaries, acting as lessees, generally agree to indemnify the lessor from certain exposure arising as a result of the use of the leased premises, including environmental exposure and repairs to leased property upon termination of the lease. In addition, Sonic has generally agreed to indemnify the lessor in the event of a breach of the lease by the lessee.

In connection with dealership dispositions, certain of Sonic’s dealership subsidiaries have assigned or sublet to the buyer its interests in real property leases associated with such dealerships. In general, the subsidiaries retain responsibility for the performance of certain obligations under such leases, including rent payments, and repairs to leased property upon termination of the lease, to the extent that the assignee or sub-lessee does not perform. These obligations are included within the future minimum lease payments, net, in the table above. In the event the sub-lessees do not perform under their obligations Sonic remains liable for the lease payments. The total amount relating to this risk is approximately $106.0 million, which is the total of the receipts from future subleases in the table under the heading “Facility and Equipment Leases” above. However, there are situations where Sonic has assigned a lease to the buyer and Sonic was not able to obtain a release from the landlord. In these situations, although Sonic is no longer the primary obligor, Sonic is contingently liable if the buyer does not perform under the lease terms. The total estimated minimum lease payments remaining related to these leases totaled approximately $11.0 million at December 31, 2011. However, in accordance with the terms of the assignment and sublease agreements, the assignees and sub-lessees have generally agreed to indemnify Sonic and its subsidiaries in the event of non-performance. Additionally, in connection with certain dispositions, Sonic has obtained indemnifications from the parent company or owners of these assignees and sub-lessees in the event of non-performance.

In accordance with the terms of agreements entered into for the sale of Sonic’s dealerships, Sonic generally agrees to indemnify the buyer from certain liabilities and costs arising subsequent to the date of sale, including environmental exposure and exposure resulting from the breach of representations or warranties made in accordance with the agreement. While Sonic’s exposure with respect to environmental remediation and repairs is difficult to quantify, Sonic’s maximum exposure associated with these general indemnifications was approximately $7.6 million at December 31, 2011. These indemnifications expire within a period of one to two years following the date of sale. The estimated fair value of these indemnifications was not material and the amount recorded for this contingency was not significant at December 31, 2011.

Legal Matters

Several private civil actions have been filed against Sonic Automotive, Inc. and several of its dealership subsidiaries that purport to represent classes of customers as potential plaintiffs and make allegations that certain products sold in the finance and insurance departments were done so in a deceptive or otherwise illegal manner. One of these private civil actions was filed on November 15, 2004 in South Carolina state court, York County Court of Common Pleas, against Sonic Automotive, Inc. and some of Sonic’s South Carolina subsidiaries. The plaintiffs in that lawsuit were Misty J. Owens, James B. Wright, Vincent J. Astey and Joseph Lee Williams, on behalf of themselves and all other persons similarly situated, with plaintiffs seeking monetary damages and injunctive relief on behalf of the purported class. The group of plaintiffs’ attorneys representing the plaintiffs in the South Carolina lawsuit also filed another private civil class action lawsuit against Sonic Automotive, Inc. and certain of its subsidiaries on February 14, 2005 in state court in North Carolina, Lincoln County Superior Court, which similarly sought certification of a multi-state class of plaintiffs and alleged that certain products sold in the finance and insurance departments were done so in a deceptive or otherwise illegal manner. The plaintiffs in this North Carolina lawsuit were Robert Price, Carolyn Price, Marcus Cappelletti and Kelly Cappelletti, on behalf of themselves and all other persons similarly situated, with plaintiffs seeking monetary damages and injunctive relief on behalf of the purported class. The South Carolina state court action and the North Carolina state court action were subsequently consolidated into a single proceeding in private arbitration before the American Arbitration Association. On November 12, 2008, claimants in the consolidated arbitration filed a Motion for Class Certification as a national class action including all of the states in which Sonic operates dealerships except Florida. Claimants are seeking monetary damages and injunctive relief on behalf of this class of customers. The parties have briefed and argued the issue of class certification.

On July 19, 2010, the Arbitrator issued a Partial Final Award on Class Certification, certifying a class which includes all customers who, on or after November 15, 2000, purchased or leased from a Sonic dealership a vehicle with the Etch product as part of the transaction, but not including customers who purchased or leased such vehicles from a Sonic dealership in Florida. The Partial Final Award on Class Certification is not a final decision on the merits of the action. The merits of Claimants’ assertions and potential damages would still have to be proven through the remainder of the arbitration. The Arbitrator stayed the Arbitration for thirty days to allow either party to petition a court of competent jurisdiction to confirm or vacate the award. On July 22, 2010, the plaintiffs in this consolidated arbitration filed a Motion to Confirm the Arbitrator’s Partial Final Award on Class Certification in state court in North Carolina, Lincoln County Superior Court. On August 17, 2010, Sonic removed this North Carolina state court action to federal court, and simultaneously filed a Petition to Vacate the Arbitrator’s Partial Final Award on Class Certification, with both filings made in the United Stated District Court for the Western District of North Carolina.

On August 12, 2011, the United States District Court for the Western District of North Carolina issued an Order granting Sonic’s Petition to Vacate Arbitration Award on Class Certification and denied Claimant’s Motion to Dismiss the same. Claimants filed a Notice of Appeal to the United States Fourth Circuit Court of Appeals on September 12, 2011. The federal court’s stay of the arbitration proceeding remains in force. At a mediation held January 16, 2012, Sonic reached an agreement with the Claimants to settle this ongoing dispute in its entirety. This agreement is subject to formal documentation and court approval. In the event that such formal documentation is completed and court approval is received, such a settlement would not have a material adverse effect on Sonic’s future results of operations, financial condition and cash flows.

Sonic is involved, and expects to continue to be involved, in numerous legal and administrative proceedings arising out of the conduct of its business, including regulatory investigations and private civil actions brought by plaintiffs purporting to represent a potential class or for which a class has been certified. Although Sonic vigorously defends itself in all legal and administrative proceedings, the outcomes of pending and future proceedings arising out of the conduct of Sonic’s business, including litigation with customers, employment related lawsuits, contractual disputes, class actions, purported class actions and actions brought by governmental authorities, cannot be predicted with certainty. An unfavorable resolution of one or more of these matters could have a material adverse effect on Sonic’s business, financial condition, results of operations, cash flows or prospects. Included in other accrued liabilities at December 31, 2011 and December 31, 2010 was approximately $7.3 million and $9.1 million, respectively, in reserves that Sonic has provided for pending proceedings. Except as reflected in such reserves, Sonic is currently unable to estimate a range of reasonably possible loss, or a range of reasonably possible loss in excess of the amount accrued, for pending proceedings.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

Subsequent to December 31, 2011, Sonic completed the disposal of three dealerships, which generated net cash from disposition of approximately $13.0 million on the disposal of approximately $7.2 million of net assets. The results of operations of these dealerships were included in continuing operations in Sonic’s Annual Report on Form 10-K for the year ended December 31, 2011. The Consolidated Statements of Income and other disclosures in this Current Report on Form 8-K are presented in accordance with “Presentation of Financial Statements,” in the ASC and reflect the reclassification of results of operations of these three dealerships and certain corporate allocations related to these dealerships from continuing operations to discontinued operations. The disposal of these three dealerships reduced earnings per share from continuing operations by $0.01 in the year ended December 31, 2011 and had no effect on earnings per share from continuing operations for the years ended December 31, 2010 and 2009. Amounts reclassified from continuing operations to discontinued operations are as follows:

	Year Ended December 31,
	2011	2010	2009
Revenues:
New vehicles	$39,524	$32,392	$30,200
Used vehicles	30,228	24,263	24,723
Wholesale vehicles	2,052	2,460	3,804

Total vehicles	71,804	59,115	58,727
Parts, service and collision repair	17,747	20,154	21,791
Finance, insurance and other	1,673	1,302	1,214

Total revenues	91,224	80,571	81,732
Cost of Sales:
New vehicles	(37,044)	(30,008)	(27,872)
Used vehicles	(27,953)	(22,456)	(22,986)
Wholesale vehicles	(2,177)	(2,538)	(3,908)

Total vehicles	(67,174)	(55,002)	(54,766)
Parts, service and collision repair	(8,807)	(10,164)	(10,629)

Total cost of sales	(75,981)	(65,166)	(65,395)
Gross profit	15,243	15,405	16,337
Selling, general and administrative expenses	(13,439)	(13,870)	(14,288)
Impairment charges	—	—	(453)
Depreciation and amortization	(297)	(469)	(555)

Operating income (loss)	1,507	1,066	1,041
Other income (expense):
Interest expense, floor plan	(279)	(292)	(287)
Interest expense, other, net	(301)	(396)	(518)
Other income (expense), net	1	1	1

Total other income (expense)	(579)	(687)	(804)

Income (loss) before taxes	928	379	237
Provision for income taxes - benefit (expense)	(299)	(186)	(89)

Income (loss)	$629	$193	$148

Summary of Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2011
Summary of Quarterly Financial Data [Abstract]
Summary of Quarterly Financial Data (Unaudited)

14. Summary of Quarterly Financial Data (Unaudited)

The following table summarizes Sonic’s results of operations as presented in the Consolidated Statements of Income by quarter for the years ended December 31, 2011 and 2010:

(In thousands, except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Year Ended December 31, 2011
Total revenues (1)	$1,818,297	$1,945,983	$1,969,224	$2,046,546
Gross profit (1)	$287,238	$305,934	$299,187	$301,517
Net income (loss) (2)	$14,964	$21,351	$19,401	$20,538
Earnings (loss) per common share - Basic (2) (3)	$0.28	$0.40	$0.37	$0.39
Earnings (loss) per common share - Diluted (2) (3)	$0.26	$0.35	$0.33	$0.35

Year Ended December 31, 2010
Total revenues (1)	$1,522,452	$1,702,129	$1,749,658	$1,826,034
Gross profit (1)	$261,611	$278,475	$278,127	$281,060
Net income (loss) (2)	$4,154	$8,436	$12,985	$64,354
Earnings (loss) per common share - Basic (2) (3)	$0.08	$0.16	$0.25	$1.22
Earnings (loss) per common share - Diluted (2) (3)	$0.08	$0.16	$0.23	$1.00

Note: Operations are subject to seasonal variations. The first quarter generally contributes less operating profits than the second, third and fourth quarters. Parts and service demand remains more stable throughout the year. Amounts presented may differ from amounts previously reported on Form 10-Q due to the classification of certain franchises in discontinued and continuing operations in accordance with “Presentation of Financial Statements” in the ASC (see Note 2).

(1)	Results are for continuing operations.
(2)	Results include both continuing operations and discontinued operations.
(3)	The sum of net income per common share for the quarters may not equal the full year amount due to weighted average common shares being calculated on a quarterly versus annual basis.

Net income in the second quarter ended June 30, 2010 includes a pre-tax loss of $7.3 million on the repurchase of $200.0 million in aggregate principal amount of the 8.625% Senior Subordinated Notes.

Net income in the fourth quarter ended December 31, 2010 includes income tax valuation allowance benefits related to state net operating loss carryforwards and other deferred income tax assets of $48.2 million.

Net income in the fourth quarter ended December 31, 2011 includes impairment of property and equipment of approximately $1.0 million and lease adjustments and other charges of approximately $6.8 million.